                    Aetna Life Insurance and Annuity Company
              151 Farmington Avenue, Hartford, Connecticut  06156
                                 1-800-531-4547

                           VARIABLE ANNUITY ACCOUNT G
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
   <REDLINE>
                        Prospectus Dated October 2, 1995
   </REDLINE>
          MULTI VEST* PLAN  --  An Individual Deferred Variable Annuity

   This Prospectus describes the individual deferred variable annuity contract ("Contract") originally issued by Confederation Life Insurance and Annuity Company ("Confederation"). The Contract allows tax-deferred capital accumulation and provides future fixed income for retirement or other long-term purposes by allowing Purchase Payments to be allocated on a variable basis, a fixed basis or a combination of both.

   <REDLINE>
   On August 12, 1994 Confederation was placed in rehabilitation by the Fulton County, Georgia Superior Court and ceased sales of new Contracts and acceptance of additional Purchase Payments. On October 2, 1995, Aetna Life Insurance and Annuity Company ("Aetna", "we", "our", or "us") assumed the existing in-force Contracts in accordance with an Assumption Reinsurance Agreement which was approved by the Fulton County, Georgia Superior Court in connection with the rehabilitation of Confederation. Contract owners will look to Aetna instead of Confederation to fulfill the terms of their Contracts.

   Aetna does not intend to resume sales of new Contracts; additional Purchase Payments may continue to be made under existing Contracts subject to certain limitations. See THE CONTRACT -- PURCHASE PAYMENTS AND ALLOCATING YOUR PURCHASE PAYMENTS.
   </REDLINE>

   This Prospectus is intended to describe the Contract provisions relating to the variable funding options and the fees and expenses that may be charged in connection with Purchase Payments allocated to Variable Annuity Account G of Aetna Life Insurance and Annuity Company (the "Separate Account"). Information with respect to the fixed funding option is included in the Appendix to this Prospectus.

   There are currently eight Subaccounts in the Separate Account. Each Subaccount invests in a corresponding portfolio of the Oppenheimer Variable Account Funds: the Oppenheimer Money Fund; the Oppenheimer High Income Fund; the Oppenheimer Bond Fund; the Oppenheimer Capital Appreciation Fund; the Oppenheimer Growth Fund; the Oppenheimer Multiple Strategies Fund; the Oppenheimer Global Securities Fund; and the Oppenheimer Strategic Bond Fund. Each Fund has distinct investment objectives and policies which are described in the accompanying prospectus for the Oppenheimer Variable

   Account  Funds.   See  FACTS ABOUT  AETNA,  THE  SEPARATE ACCOUNT  AND  THE
   OPPENHEIMER VARIABLE ACCOUNT FUNDS.

   <REDLINE>
   This Prospectus sets forth the basic information about the Separate Account that a prospective investor should know before investing. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") dated October 2, 1995, which has been filed with the Securities and Exchange Commission ("SEC"). The Table of Contents of the SAI is found in this Prospectus. An SAI is available at no charge by indicating your request on the prospectus receipt or by calling 1-800-531-4547

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   </REDLINE>

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                                          TABLE OF CONTENTS

                                                                                    Page
   <REDLINE>
   DEFINITIONS                                                                      1
   SUMMARY                                                                          4
   FEE TABLE                                                                        6
   CONDENSED FINANCIAL INFORMATION                                                  9
   FINANCIAL STATEMENTS                                                             11
   FACTS ABOUT AETNA, THE SEPARATE ACCOUNT, AND
     THE OPPENHEIMER VARIABLE ACCOUNT FUNDS                                         11
               Aetna Life Insurance and Annuity Company                             11
               Variable Annuity Account G                                           11
               The Oppenheimer Variable Account Funds and
                Investment Adviser                                                  12
   THE CONTRACT                                                                     13
               Parties to the Contract                                              13
               Purchase Payments and Allocating Your Purchase Payments              14
               Value of the Accumulation Account and Unit Value                     15
               Allocation Changes                                                   16
               Transfers                                                            16
               Dollar Cost Averaging                                                16
               Questions                                                            17
   CHARGES AND DEDUCTIONS                                                           17
               Surrender Charges                                                    17
               Mortality and Expense Risk Charge                                    18
               Administration Fee                                                   19
               Annual Contract Fee                                                  19
               State Taxes                                                          19
               Other Taxes                                                          19
               Fund Expenses                                                        19
   DISTRIBUTIONS UNDER THE CONTRACT                                                 20
               Withdrawals                                                          20
               Systematic Withdrawal                                                20
               Surrender                                                            21
               Death Proceeds                                                       21
               Payment                                                              22
   ANNUITY BENEFIT                                                                  22
               Annuitization                                                        22
               Partial Annuity Benefit                                              23
               Annuity Date                                                         22
               Annuity Options                                                      23
               Income Payments                                                      23
   FEDERAL TAX MATTERS                                                              24
               Introduction                                                         24
               Aetna's Tax Status                                                   24
               Taxation of Annuity Contracts in General                             25


                                                  i

               Qualified Contracts                                                  26
               Other Tax Considerations                                             26
   DISTRIBUTION OF THE CONTRACT                                                     27
   MISCELLANEOUS                                                                    28
               Voting Rights                                                        28
               Changes in the Contract                                              28
               Incontestability                                                     28
               Nonparticipating                                                     28
               Assignment                                                           28
               Annual Contract Report                                               29
               Misstatement of Age or Sex                                           29
               Telephone Transfers                                                  29
               Legal Proceedings                                                    29
               Legal Matters                                                        29
   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                     30
   </REDLINE>
   APPENDIX A -- THE FIXED ACCOUNT                                Appendix-1

                                   DEFINITIONS

   Accumulation Account and Value of the Accumulation Account

         The Accumulation Account is the account to which Net Purchase Payments are credited. The Value of the Accumulation Account refers to the combined value of your Contract in all of the Subaccounts of the Separate Account and the Fixed Account.

   Aetna

         We, our, us, Aetna Life Insurance and Annuity Company.

   Annuitant

         The person on whose life the Income Payments are based and the person you designate to receive Income Payments.

   Annuity Date

         The date on which the Annuity Option becomes effective.

   Annuity Value

         The Value of the Accumulation Account on the Annuity Date less the Annual Contract Fee for the then current Contract Year and any applicable State Taxes.

   Beneficiary

         The person designated by you to receive benefits in the event of your death prior to the Annuity Date or to receive any remaining guaranteed payments under an Income Option in the event of the death of the Annuitant after the Annuity Date.

   Code

         The Internal Revenue Code of 1986, as amended.

   Confederation

         Confederation Life Insurance and Annuity Company.

   Contract

         The   individual   deferred  variable   annuity  described   in  this
   Prospectus.

   Contract Date

         The date the Contract becomes effective.

   Contract Year

         Each 12-month period starting the same day and month as the Contract Date.

   Fixed Account

         A part of our General Account consisting of assets, from Contracts such as the one described in this Prospectus, which are not allocated to the Separate Account. See Appendix A.

   Fund

         A portfolio of Oppenheimer Variable Account Funds in which assets of a corresponding Subaccount are invested.

   General Account

         Our corporate assets other than those segregated in any separate account established by us.

   Home Office

         Our principal executive offices located at:
         151 Farmington Avenue
         Hartford, Connecticut 06156

   Income Payment

         The amount we pay to an Annuitant at regular intervals under an Annuity Option.

   Non-Qualified Contracts

         Contracts other than Qualified Contracts.

   Oppenheimer Variable Account Funds

         The Oppenheimer Variable Account Funds, a diversified, open-end management investment company (mutual fund) in which the Separate Account invests.

   Purchase Payment & Net Purchase Payment

         A Purchase Payment is a premium paid to us as consideration for the benefits provided by this Contract. A Net Purchase Payment is that portion of each Purchase Payment which is credited to the Accumulation Account after the deduction for State Taxes, if any.

   Qualified Contracts

         Contracts purchased by plans that qualify for special federal income tax treatment or plans which are intended to qualify for special federal income tax treatment under Code sections 401(a) and 403(b) or Contracts purchased by individuals for their individual retirement accounts under Code section 408.

   SEC

         The Securities and Exchange Commission.

   Separate Account

         Variable Annuity Account G of Aetna Life Insurance and Annuity Company, established and maintained for the investment of the portion of Net Purchase Payments from contracts such as the one described in this Prospectus, which are not allocated to the Fixed Account.

   State Taxes

         Premium taxes imposed by certain jurisdictions on Purchase Payments when received, or on values withdrawn, surrendered or annuitized.

   Subaccount

         A division of the Separate Account to which Net Purchase Payments may be allocated. Each Subaccount invests in shares of a Fund.

   Surrender

         A request for the Surrender Value which terminates the Contract.

   Surrender Charge

         A contingent deferred sales load which may be charged in the event of a Withdrawal or Surrender.

   Surrender Value

         The Value of the Accumulation Account less any applicable Surrender Charges and State Taxes, and the Annual Contract Fee for the current Con-tract Year.

   Transfer

         The reallocation of all or a portion of the value in one Subaccount or the Fixed Account to another Subaccount or the Fixed Account.

   Unit and Unit Value

         A standard of measurement used to determine your value in each Subaccount prior to the Annuity Date. Each Subaccount has a distinct Unit Value which may vary from one Valuation Period to the next.

   Valuation Date

         Each day that both the New York Stock Exchange and Aetna Life Insurance and Annuity Company are open for business.

   Valuation Period

         The period of time between two consecutive Valuation Dates, starting from the close of business (4:00 pm Eastern Time) on one Valuation Date and ending on the close of business on the next Valuation Date.

   We, Our, Us

         Aetna Life Insurance and Annuity Company or Aetna.

   Withdrawal

         The surrender of a portion of the Value of the Accumulation Account.

   You and Your

         The purchaser and Owner of the Contract.

   1940 Act

         The Investment Company Act of 1940, as amended.

                                     SUMMARY


         The following is a brief summary of some of the important features of the Contract described in this Prospectus. Reference should be made to the body of this Prospectus for more detailed information. Appendix A describes the fixed funding option available under your Contract.


   THE CONTRACT

         The Contract allows tax-deferred capital accumulation and provides future fixed income payments beginning on a date you choose. The amount of your future fixed income will be based on the investment experience of the assets underlying the Contract during the accumulation period. See THE CONTRACT.


   PURCHASE PAYMENTS

         Additional Purchase Payments of at least $100 may be made at any time prior to the Annuity Date. However, you are under no obligation to make additional Purchase Payments. See THE CONTRACT -- PURCHASE PAYMENTS AND ALLOCATING YOUR PURCHASE PAYMENTS.


   WITHDRAWALS AND SURRENDERS

   <REDLINE>
         Prior to the Annuity Date, you may make unlimited Withdrawals or Surrender your Contract for the Surrender Value. See DISTRIBUTIONS UNDER THE CONTRACT and APPENDIX A -- THE FIXED ACCOUNT. You may be subject to a penalty tax for an early withdrawal. See FEDERAL TAX MATTERS -- OTHER TAX CONSIDERATIONS -- Penalty Tax on Certain Distributions.
   </REDLINE>

   SURRENDER CHARGES

         A Surrender Charge may apply on the amounts withdrawn or surrendered. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES.


   TAXES AND WITHHOLDING

         Purchase Payment and investment results of your Accumulation Account are generally not taxable until distributed. Withholding for income tax may be imposed on certain withdrawals. See FEDERAL TAX MATTERS.

   CHARGES AND DEDUCTIONS

         Certain charges and deductions are associated with the Contracts, for example, State Taxes, annual contract fee, mortality and expense risk charge and administrative fee. The Funds are also subject to certain fees and expenses. See FEE TABLE; CHARGES AND DEDUCTIONS.


   ANNUITY PAYMENTS

         The Contract is an annuity which provides for a series of fixed Income Payments. You may choose the date Income Payments begin, subject to some limitations. The amount of and the length of Income Payments will be based, in part, on the Annuity Option selected. See ANNUITY BENEFIT.


   DEATH BENEFITS

         Death proceeds are paid to your Beneficiary in the event of your death and you have not annuitized all your Accumulation Account. See ANNUITY BENEFIT. If death occurs prior to age 85, the death proceeds will never be less than the sum of Purchase Payments received less: prior Withdrawals, applicable Surrender Charges on prior Withdrawals and values applied to the Partial Annuity Benefit. Every five years, we will adjust the death proceeds to reflect increases in your Accumulation Account Value. If death occurs on or after age 85 the death proceeds will equal the value of the Accumulation Account. See DISTRIBUTIONS UNDER THE CONTRACT -- DEATH PROCEEDS.

                                    FEE TABLE
                                    _________

   The Fee Table is provided to assist you in understanding the various charges and deductions that you will bear directly or indirectly. The Fee Table reflects expenses under the Contract and of both the Separate Account and the Oppenheimer Variable Account Funds. The Fee Table does not include possible State Taxes. See Charges and Deductions in this Prospectus and "How the Funds are Managed" in the prospectus for the Oppenheimer Variable Account Funds.


   OWNER TRANSACTION EXPENSES

   Percentage of Purchase Payment
   Sales Load at Time of Purchase            0%



         Number of Years(1)                  Deferred sales load when Purchase Payment withdrawn
                                             or surrendered
         _________________                   ___________________________________

               1                             6%
               2                             6%
               3                             5%
               4                             4%
               5                             3%
         Thereafter                          0%

         Charge for Transfer                 None

   <REDLINE>
   (1) Surrender Charges are based upon the number of years between the date Purchase Payments are deemed to have been received and the date they are withdrawn or surrendered. Purchase Payments received prior to October 2, 1995, are deemed to have been received on the date of your initial Purchase Payment. Additional Purchase Payments received after October 2, 1995 will be deemed to be received on the date we actually receive them.
   <REDLINE>


   ANNUAL CONTRACT FEE                             $30


   SEPARATE ACCOUNT ANNUAL EXPENSE

                                                   Percentage of Average Accumulation Account
                                                   Value Allocated to Separate Account

   Mortality and Expense Risk Charge               1.25%
   Administrative Fee                              0.10%
                                                   _____
   Total Separate Account Annual Expenses          1.35%
                                                   =====



   FUND ANNUAL CHARGES AND EXPENSES (as percentage of the average account value)




                                                   Management  Other    Total
                                                   Fees        Expenses Fund Annual Expenses(1)
   Oppenheimer Money Fund                          .45%        .05%     .50%
   Oppenheimer High Income Fund                    .75%        .06%     .81%
   Oppenheimer Bond Fund                           .75%        .06%     .81%
   Oppenheimer Capital Appreciation Fund           .75%        .05%     .80%
   Oppenheimer Growth Fund                         .75%        .06%     .81%
   Oppenheimer Multiple Strategies Fund            .74%        .05%     .79%
   Oppenheimer Global Securities Fund              .75%        .20%     .95%
   Oppenheimer Strategic Bond Fund                 .75%        .18%     .93%

   (1) Does not reflect expenses related to the Contract or Separate Account

   HYPOTHETICAL EXAMPLES

            THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   A. If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


   Subaccount                             1 Year      3 Years     5 Years     10 Years
   Money Fund                          $  79.00    $  109.00   $  132.00   $  220.00
   High Income                            82.00       119.00      147.00      252.00
   Bond Fund                              82.00       119.00      147.00      252.00
   Capital Appreciation Fund              82.00       118.00      147.00      251.00
   Growth Fund                            82.00       119.00      147.00      252.00
   Multiple Strategies                    82.00       118.00      146.00      250.00
   Global Securities Fund                 87.00       123.00      155.00      267.00
   Strategic Bond Fund                    83.00       122.00      154.00      265.00


   B. If you do not surrender your Contract or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



   Subaccount                    1 Year      3 Years     5 Years     10 Years
   Money Fund                 $   19.00   $  59.00   $   102.00   $  220.00
   High Income                    22.00      69.00       117.00      252.00
   Bond Fund                      22.00      69.00       117.00      252.00
   Capital Appreciation Fund      22.00      68.00       117.00      251.00
   Growth Fund                    22.00      69.00       117.00      252.00
   Multiple Strategies            22.00      68.00       116.00      250.00
   Global Securities Fund         24.00      73.00       125.00      267.00
   Strategic Bond Fund            23.00      72.00       124.00      265.00


   For the purpose of calculating the expenses in the above examples, we have converted the $30 Annual Contract Fee to a .03% annual asset charge based on the $46,531 average size of Contracts. Converted in this way, the Annual Contract Fee (on a percentage basis) would be higher for smaller Contracts and lower for larger Contracts.

                         CONDENSED FINANCIAL INFORMATION
                            Accumulation Unit Values
   <REDLINE>
   The condensed financial information was prepared by Confederation. Confederation issued and administered the Contracts funded by the Separate Account prior to the assumption reinsurance of the Contracts and the transfer of the Separate Account to Aetna on October 2, 1995. See FACTS ABOUT AETNA, THE SEPARATE ACCOUNT AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.
   </REDLINE>


                                   1990(1)   1991(2)     1992        1993(3)       1994
   Money Fund
   Accumulation unit value
     at beginning of period        $10.00    $10.23      $10.72      $10.99        $11.19
     at end of period              $10.23    $10.72      $10.99      $11.19        $11.51
   Accumulation Units outstanding  11,496.99 278,364.11  823,485.65  1,304,423.04  2,665,713.00

   High Income Fund
   Accumulation unit value
     at beginning of period        $10.00    $10.00      $11.80      $13.73        $17.11
     at end of period              $10.00    $11.80      $13.73      $17.11        $16.35
   Accumulation units outstanding  -         133,655.43  546,212.32  2,010,341.54  1,978,010.00

   Bond Fund
   Accumulation unit value
     at beginning of period        $10.00    $10.00      $11.07      $11.63        $12.97
     at end of period              $10.00    $11.07      $11.63      $12.97        $12.55
   Accumulation units outstanding  -         132,312.74  610,765.61  1,414,173.21  1,445,364.00

   Capital Appreciation Fund
   Accumulation Unit value
     at beginning of period        $10.00    $10.07      $15.37      $17.50        $21.98
     at end of period              $10.07    $15.37      $17.50      $21.98        $20.04
   Accumulation Units Outstanding  3,511.36  163,873.92  718,400.83  1,662,361.45  2,402,122.00

   Growth Fund
   Accumulation Unit Value
     at beginning of period        $10.00    $10.13      $12.54      $14.17        $15.00
     at end of period              $10.13    $12.54      $14.17      $15.00        $14.94
   Accumulation Units Outstanding  6,615.78  119,618.09  563,151.08  1,700,812.71  2,083,816.00

   Multiple Strategies Fund
   Accumulation Unit Value
     at beginning of period        $10.00    $10.11      $11.72      $12.60        $14.42



     at end of period              $10.11    $11.72      $12.60      $14.42        $13.95
   Accumulation Units Outstanding  59.11     184,581.48  832,976.24  2,947,594.19  3,598,828.00

   Global Securities Fund
   Accumulation Unit Value
     at beginning of period        -         $10.00      $10.55       $9.67        $16.25
     at end of period              -         $10.55       $9.67      $16.25        $15.11
   Accumulation Units Outstanding  -         202,907.57  657,073.46  2,260,855.75  3,590,803.00









   Strategic Bond Fund
   Accumulation Unit Value
     at beginning of period        -         -           -           $10.00        $10.33
     at end of period              -         -           -           $10.33         $9.81
   Accumulation Units Outstanding  -         -           -           956,346.22    1,556,820.00


   (1)   Period from April 1, 1990 to December 31, 1990
   (2) For Global Securities Fund only, period from March 1, 1991 (inception) to December 31, 1991
   (3) For Strategic Bond Fund only, period from May 1, 1993 (inception) to December 31, 1993

                              FINANCIAL STATEMENTS

         The Financial Statements for Aetna and the Separate Account are in the Statement of Additional Information.


                   FACTS ABOUT AETNA, THE SEPARATE ACCOUNT AND
                     THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

   AETNA LIFE INSURANCE AND ANNUITY COMPANY

   <REDLINE>
         Aetna Life Insurance and Annuity Company is the depositor of the Separate Account. Aetna was organized in 1976 as a stock life insurance company under the insurance laws of the state of Connecticut. Through a merger it succeeded to the business of Aetna Variable Annuity Life Insurance Company. The latter Company had been doing business since 1954 as an Arkansas insurance company under the name Participating Annuity Life Insurance Company. As of December 31, 1994, Aetna managed over $19.5 billion of assets, ranking it among the top 2% of all U.S. life insurance companies by size. Aetna is a wholly-owned subsidiary of Aetna Life and Casualty Company which, with its subsidiaries, constitutes one of the nation's largest diversified financial services organizations. Our home office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. We are currently qualified to do business as a life insurance company in all 50 states and the District of Columbia. We are also registered as an investment adviser under the 1940 Act and are registered with the National Association of Securities Dealers, Inc. as a broker-dealer.
   </REDLINE>

   VARIABLE ANNUITY ACCOUNT G

         The Separate Account was originally established by Confederation pursuant to the laws of the State of Georgia on December 15, 1988. On August 12, 1994 Confederation was placed in rehabilitation by the Fulton County, Georgia Superior Court and ceased sales of new Contracts and acceptance of additional Purchase Payments under existing in-force Contracts. The rehabilitator of Confederation (the "Rehabilitator") sought proposals for the acquisition of Confederation's stock, assets or liabilities which would provide superior benefits to Confederation's estate, including Confederation's policyholders. On May 3, 1995 the Rehabilitator and Aetna entered into an Assumption Reinsurance Agreement pursuant to which Confederation would transfer to Aetna and Aetna would assume and accept from Confederation the liabilities arising under the Contracts and the assets funding the Contracts, including the Separate Account.

   <REDLINE>
         Pursuant to the Assumption Reinsurance Agreement, the Separate Account was transferred intact to Aetna on October 2, 1995 and re-established by us as Variable Annuity Account G of Aetna Life Insurance and Annuity Company pursuant to the laws of the state of Connecticut. The Separate Account is a unit investment trust registered with the SEC under the 1940 Act and it meets the definition of a "separate account" under Federal securities laws. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account.
   </REDLINE>

         Although Aetna holds title to the assets of the Separate Account, such assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. As a result, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account or any other separate account maintained by us. All obligations of Aetna arising under the Contracts are its general corporate obligations.

         The Separate Account currently has eight Subaccounts: the Money Fund; the High Income Fund; the Bond Fund; the Capital Appreciation Fund; the Growth Fund; the Multiple Strategies Fund; the Global Securities Fund; and the Strategic Bond Fund.

   THE OPPENHEIMER VARIABLE ACCOUNT FUNDS AND INVESTMENT ADVISER
<REDLINE>
         Currently, each Subaccount of the Separate Account invests exclusively in corresponding portfolios of the Oppenheimer Variable Account Funds (each portfolio a "Fund"). The Oppenheimer Variable Account Funds was first organized as a Massachusetts business trust in 1984. The Oppenheimer Variable Account Funds was registered with the SEC as a diversified, open-end management investment company under the 1940 Act. Oppenheimer Management Corporation is the Investment Adviser ("Adviser") of the Oppenheimer Variable Account Funds. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Adviser and ultimately controlled by Massachusetts Mutual Life Insurance Company. Additional information on each Fund can be found in the Oppenheimer Variable Account Funds prospectus.
 </REDLINE>

         The investment objectives and policies of the eight Funds of the Oppenheimer Variable Account Funds are summarized below.

         Oppenheimer Money Fund -- seeks the maximum current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

         Oppenheimer High Income Fund -- seeks a high level of current income from investment in high yield fixed-income securities, including unrated or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered speculative.

         Oppenheimer Bond Fund -- primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

         Oppenheimer Capital Appreciation Fund -- seeks to achieve capital appreciation by investing in "growth-type" companies.

         Oppenheimer Growth Fund -- seeks to achieve capital appreciation by investing in securities of well-known established companies.

         Oppenheimer Multiple Strategies Fund -- seeks a total investment return (which includes current income from and capital appreciation on the value of its investments) from common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

          Oppenheimer Global Securities Fund -- seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities.
   Current income is not an objective. These securities may be considered speculative.

   <REDLINE>
         Oppenheimer Strategic Bond Fund -- seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (a) foreign government and corporate debt securities, (b) U.S. Government securities, and (c) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered speculative.
   </REDLINE>

         There is no assurance that a Fund will achieve its investment objectives. You bear the full investment risk of an investment in a Fund. Additional information concerning each Fund, its potential risks and its fees and expenses can be found in the accompanying current prospectus for the Oppenheimer Variable Account Funds. Additional copies of the Oppenheimer Variable Account Funds Prospectus may be obtained by writing or calling our Home Office. You should read the Oppenheimer Variable Account

   Funds Prospectus before making any decision to allocate monies to a Subaccount.

         Resolving Material Conflicts

         Because the Oppenheimer Variable Account Funds offers shares to the separate accounts of other insurance companies and may offer shares to our other separate accounts, a material conflict may arise between the interests of the Separate Account and one or more other separate accounts investing in the Oppenheimer Variable Account Funds. The Board of Trustees of the Oppenheimer Variable Account Funds has agreed to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response. We will take all steps we believe are necessary to protect the Separate Account.

         Changes and Substitutions of Funds

         We reserve the right to add or eliminate a Fund and substitute shares held by a Subaccount for another portfolio of the Oppenheimer Variable Account Funds or for another registered open-end management investment company as permitted by the 1940 Act. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Subaccount will not be made until you have been notified of the change.

         If deemed to be in the best interests of persons having voting rights under the Contracts and subject to any approvals that may be required under applicable law, the Separate Account may be: (1) operated as a management company under the 1940 Act, or any other form permitted by law; (2) deregistered under the 1940 Act in the event such registration is no longer required; (3) combined with one or more other separate accounts; or (4) changed in other respects.


   THE CONTRACT

         The Contract described in this Prospectus is an individual deferred variable annuity which was established with an initial Purchase Payment and allows for additional Purchase Payments if you so choose.

   PARTIES TO THE CONTRACT

         Owner

         As the purchaser of the Contract, you may exercise all rights and privileges provided in the Contract, subject to any rights that you, as Owner, may convey to an irrevocable beneficiary. Joint ownership is not allowed.

         Annuitant

         The Annuitant is the person you designate to receive Income Payments and on whose life these payments are based. At the time you elect an Annuity Option, you may elect to name a joint Annuitant. See ANNUITY BENEFIT -- ANNUITY OPTION.

         Beneficiary

         The Beneficiary is the person you designate to receive the death proceeds. See DISTRIBUTIONS UNDER THE CONTRACT -- DEATH PROCEEDS. If no Beneficiary is living at that time, the death proceeds are payable to your estate. If the Annuitant dies after the Annuity Date, the Beneficiary is the person who will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to the estate of the Annuitant.

         Change of Annuitant or Beneficiary

         Prior to the Annuity Date, you may change the Annuitant or Beneficiary by submitting a written request to our Home Office. After the Annuity Date only a change of Beneficiary may be made. Any change will become effective on the date you sign the request. However, any change will be subject to any payment or other action taken by us before we record the change. If the Owner is not a natural person, under current Federal tax law, the Surrender Value must be distributed upon any change of the Annuitant or the death of the Annuitant. See FEDERAL TAX MATTERS.

   PURCHASE PAYMENTS AND ALLOCATING YOUR PURCHASE PAYMENTS

         No new Contracts are being issued. You may make additional Purchase Payments under the Contract prior to the date all your Accumulation Account has been annuitized. Additional Purchase Payments must be at least $100. There is no limit on the number of additional Purchase Payments you may make. Each additional Purchase Payment will be subject to our requirements at that time. We reserve the right to modify the requirements.

         If imposed by the state or municipality in which you reside, State Taxes will be deducted from each Purchase Payment and the remaining amount is known as the Net Purchase Payment. See CHARGES AND DEDUCTIONS -- STATE TAXES. Allocations to the funding options of additional Net Purchase Payments will be made based upon your allocation instructions in your application unless we receive a written notice with new instructions. See THE CONTRACT -- ALLOCATION CHANGES. Additional Net Purchase Payments will be credited to the Accumulation Account on the Valuation Date the Purchase Payment is received at our Home Office.

         Under our bank draft investing program, additional Purchase Payments may also be made by monthly drafts against your financial institution checking account. To authorize these drafts, you must complete and return to us a special bank draft authorization form which may be obtained from our Home Office.

   <REDLINE>
         All Purchase Payments on Qualified Contracts must comply with applicable provisions of the Code and your retirement plan, if any. Additional Purchase Payments commingled in an individual retirement annuity with a rollover contribution from other retirement plans may result in unfavorable tax consequences. You should consult your tax advisor.
   </REDLINE>




   VALUE OF THE ACCUMULATION ACCOUNT AND UNIT VALUE

         The total value of your Contract, known as the Value of the Accumulation Account, equals your value in all the Subaccounts plus your value in the Fixed Account. Generally, if the net asset value of a Fund increases or decreases, so does the value in the corresponding Subaccount. The Accumulation Account reflects the total of all increases and decreases in the Subaccounts in which you have an interest. Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units you own.

         If you allocate amounts to a Subaccount, Aetna will purchase shares of the corresponding Fund on behalf of the Subaccount and hold those shares in the Subaccount. We will credit your Accumulation Account with Units of the Subaccount. The number of Units will be determined by dividing the amount allocated to the Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.

         The Unit Value in each Subaccount was initially set at $10. Thereafter, the Unit Value for each Subaccount at the end of any Valuation Period is calculated by multiplying the Unit Value at the end of the prior Valuation Period by the net investment factor of the Subaccount for the then current Valuation Period.

   The net investment factor for each Subaccount for any Valuation Period is equal to (A / B) - C,

   where

   A is the net result of:

         (1) the net asset value per share of the Fund shares held in the Subaccount, determined at the end of the current Valuation Period; plus

         (2) the per share amount of any dividend and capital gains distributions made by the Fund if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         (3)   a charge or credit, if any, for taxes.

   B is the net result of:

         (1)   the net  asset value per  share of the Fund shares  held in the
               Subaccount  determined  as   of  the  end  of  the  immediately
               preceding Valuation Period; plus or minus

         (2)   a charge or credit, if any, for taxes.

   <REDLINE>
   C represents a daily deduction for the Mortality and Expense Risk Charge and the Administration Fee of .0037%. The Mortality and Expense Risk Charge and the Administration Fee are equal to an annual rate of 1.35% of the daily asset value of the Subaccount. This percentage represents a 1.25% charge for the mortality and expense risk assumed, and a .10% charge for the Administration Fee. The daily deduction can result in a decrease of the Unit Value even if the Fund's net asset value per share increases. See CHARGES AND DEDUCTIONS.
   </REDLINE>

   The net investment factor may be greater or less than one.   Therefore, the
   Unit Value for a Subaccount may increase or decrease from one Valuation Period to the next Valuation Period.

   ALLOCATION CHANGES

   You may change the allocation of additional Net Purchase Payments among the Subaccounts and the Fixed Account. There is no limit to the number of changes you may make to your allocations. Allocations must be in whole percentages of not less than 10%. The sum of the amounts which may be allocated to the Fixed Account over the life of the Contract is limited to $250,000. See APPENDIX A -- THE FIXED ACCOUNT.

   TRANSFERS

         Prior to the Annuity Date, you may make unlimited Transfers among the Subaccounts and into and out of the Fixed Account subject to certain rules. See APPENDIX A -- THE FIXED ACCOUNT. There are presently no fees for Transfers nor are any taxes due. However, we reserve the right to charge a fee for Transfers in excess of 12 per Contract Year or to limit the number of Transfers to 12 per Contract Year.

   <REDLINE>
         Transfers may be made by written request. Transfers may also be made by telephone, providing telephone transfers have been specifically authorized. To make telephone Transfers, call 1-800-531-4547. Telephone Transfers into or out of the Fixed Account are not permitted. Transfer requests must be received at our Home Office prior to 4:00 pm Eastern Time in order to be processed on the same Valuation Date. We reserve the right to reject telephone or written requests submitted in bulk on behalf of ten or more Contracts and to otherwise limit, deny or terminate telephone transfers. See MISCELLANEOUS -- TELEPHONE TRANSFERS.
   </REDLINE>

         The minimum amount which may be transferred at any one time is the lesser of $500 or your interest in the Fixed Account or the Subaccount from which the Transfer is made. Under our Dollar Cost Averaging program, however, the minimum amount for Transfers is $50 per Subaccount. See THE CONTRACT -- DOLLAR COST AVERAGING. The sum of the amount which can be allocated to the Fixed Account over the life of the Contract is limited to $250,000. See APPENDIX A -- THE FIXED ACCOUNT.

   DOLLAR COST AVERAGING

         Our Dollar Cost Averaging program, allows you to regularly transfer amounts from the Money Fund Subaccount to one or more other Subaccounts. This results in the purchase of more Units when the Unit Value is low and fewer Units when the Unit Value is high. Therefore, the purchase of Units under Dollar Cost Averaging in a rising or falling market will result in your average cost per Unit being less than the average price per Unit.

         For example, assume that you request $60 per month be transferred from the Money Fund Subaccount to the Growth Fund Subaccount. The following table illustrates the effect of Dollar Cost Averaging over a four-month period.



                     Transfer          Unit Value        Units
         Month       Amount            ("Price")         Purchased

         1           $60               $2                      30
         2            60                3                      20
         3            60                4                      15
         4            60                5                      12

   The average price per Unit for these purchases is the sum of the prices divided by the number of monthly Transfers ($14 / 4), which equals $3.50. The average cost per Unit that you would pay for these purchases is the total amount transferred divided by the total number of Units purchased ($240 / 77), which equals $3.12. The table is illustrative only and not representative of past or future results.

         Under our Dollar Cost Averaging program we will automatically transfer an amount you specify from your value of the Money Fund Subaccount into other Subaccounts on a monthly basis. Each Transfer to a Subaccount must be at least $50.00. At the time you elect to participate in the Dollar Cost Averaging program, the value of your Money Fund Subaccount must be equal to at least 12 monthly Transfers. Transfers to the Fixed Account are not permitted under the Dollar Cost Averaging program.

         After we process your request we will Transfer the amount from your value of the Money Fund Subaccount to the Subaccount or Subaccounts you select on the fifteenth day of each calendar month or if the fifteenth is not a Valuation Date, the next Valuation Date. There is no charge for this program. You may discontinue the monthly Transfers by sending a written request to us.

         There is no guarantee that the Dollar Cost Averaging program will result in Contract values that equal or exceed any Payments made or any other advantage or benefit.

   QUESTIONS

         Owner inquiries about the Contract or any procedures should be addressed to:

                     Aetna Life Insurance and Annuity Company
                     Strategic Markets and Products
                     151 Farmington Avenue
                     Hartford, Connecticut  06156
                     1-800-531-4547

         All communications must include the Contract number and the names of the Owner and the Annuitant.


                             CHARGES AND DEDUCTIONS


   SURRENDER CHARGES

         We do not deduct sales charges from Purchase Payments at the time of investment. However, a Surrender Charge, as described below, may be assessed against Withdrawals or a Surrender. The Surrender Charge covers certain expenses incurred relating to the sale of the Contract including commissions to registered representatives and promotional expenses.
   <REDLINE>
         Surrender Charges are based upon the number of years between the date Purchase Payments are deemed received and the date they are Withdrawn or
   Surrendered:

         (a) Purchase Payments made prior to October 2, 1995 (the day Aetna assumed the Contract) are deemed to have been received on the date of receipt of your initial Purchase Payment.

         (b) Purchase Payments received by us after October 2, 1995 are deemed received on the date we actually receive the Purchase Payment.
   </REDLINE>

         The Surrender Charge is a percentage of the amount of each Purchase Payment withdrawn or surrendered and equals:

         Years Since Purchase
         Payment Deemed Received                 Charge

               1                                   6%
               2                                   6%
               3                                   5%
               4                                   4%
               5                                   3%
         Thereafter                                0%

   No Surrender Charge is imposed against:

         (a) That portion of a Surrender which does not exceed 10% of current Value of the Accumulation Account, providing that there has been no prior Withdrawal in the same Contract Year.

         (b) That portion of your first Withdrawal in a Contract Year which does not exceed 10% of the current Value of the Accumulation Account.

         (c)   Any portion of the  Accumulation Account which is applied under
               the Partial Annuity Benefit.   See ANNUITY  BENEFIT --  PARTIAL
               ANNUITY BENEFIT.

         (d) Withdrawals made under our Systematic Withdrawal Program. See DISTRIBUTIONS UNDER THE CONTRACT -- SYSTEMATIC WITHDRAWAL.

         (e)   The Value of the Accumulation Account upon Annuitization.

         (f)   Any  amounts withdrawn  or  surrendered in  excess  of Purchase
               Payments.

         (g)   Any distribution made as the result of the death of the Owner.

         Purchase  Payments will be  deemed to be withdrawn  or surrendered in the order in which they were deemed received. All Withdrawals and Surrenders will be deducted first from Purchase Payments and then from amounts in excess of Purchase Payments.

         In the case of a Withdrawal, the Surrender Charge is deducted from the Accumulation Account as an additional withdrawal. In the event that your request for a Withdrawal specifies the Subaccounts and/or the Fixed

   Account from which the Withdrawal is to be made, the Surrender Charge will be deducted equally from such Subaccounts and/or the Fixed Account. Otherwise, the Surrender Charge will be deducted proportionally based on your value in each Subaccount. If you Surrender your Contract, the Surrender Charge is deducted from the total amount to be paid to you.

   MORTALITY AND EXPENSE RISK CHARGE

   <REDLINE>
         Aetna deducts a Mortality and Expense Risk Charge from your value in each Subaccount equal to, on an annual basis, 1.25% of the daily asset value of which approximately .95% is attributable to mortality risks and approximately .30% is attributable to expense risk . The mortality risks assumed by the Company arise from its contractual obligations (i) to make annuity payments after the Annuity Date for the life of the Annuitant(s), and (ii) to provide the death benefit that may be higher than the value of the Accumulation Account. The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount recovered from the Administrative Fee. The Mortality and Expense Risk Charge may be used to cover distribution expenses of the Contracts because we do not believe the Surrender Charge will be sufficient. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGE. This charge is guaranteed by the Company and cannot be increased.
   <REDLINE>


   ADMINISTRATION FEE

         A daily charge is deducted from your value in each Subaccount equal to, on an annual basis, .10% of the daily asset value. This fee is intended only to reimburse us for administrative expenses. We do not expect to recover an amount in excess of our accumulated expenses through the deduction of the Administration Fee. We reserve the right to change this fee in the future.


   ANNUAL CONTRACT FEE

         On each Contract anniversary on or before the Annuity Date we will deduct a $30.00 Annual Contract Fee for the previous Contract Year from your Accumulation Account. The fee is intended to partially reimburse us for costs of maintaining the Contracts, the Separate Account and the Fixed Account. If the Contract is surrendered or annuitized, we will deduct the Annual Contract Fee at the time of Surrender or Annuitization for the current Contract Year. The deduction will be made pro rata from your value in each Subaccount and the Fixed Account. The Annual Contract Fee is not expected to result in a profit to Aetna. We guarantee that this charge will not be increased.

   STATE TAXES

         State Taxes are taxes imposed by certain jurisdictions: (i) at the time Purchase Payments are received; (ii) from values applied to an Annuity Option; or (iii) from Withdrawals or Surrenders. We will deduct State Taxes when we determine the tax is due.

         These taxes currently range from 0 to 3.5%. The amount of any such tax will depend on, among other things, your state of residence, and the status of Aetna and the insurance laws of that state. These taxes are subject to change and your tax advisor should be consulted for current information.

   OTHER TAXES

         We do not expect to incur any Federal or state income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is being made currently to the Separate Account for Federal or state income taxes which may be attributable to the Separate Account.

         We will periodically review the need for a charge to the Separate Account for Federal or state income taxes. Such a charge may be made in future years for any Federal or state income taxes incurred by us with respect to the Separate Account or for the economic effect of any such taxes. In the event that we should incur Federal or state income taxes attributable to investment income or capital gains retained as part of the reserves under the Contract, the Accumulation Account of the Contract would be correspondingly adjusted for any provision or charge for such taxes.

         Under present laws, we incur state and local taxes (in addition to the State Taxes described above), in several states. At present, we do not charge for these. Charges for such taxes may be made in the future.

   FUND EXPENSES

         The value of the assets in the Separate Account will reflect the value of the Funds as well as the fees and expenses of each Fund. A complete description of the expenses and deductions for each Fund is found in the accompanying Oppenheimer Variable Account Funds prospectus.


                        DISTRIBUTIONS UNDER THE CONTRACT

   WITHDRAWALS

   <REDLINE>
         Prior to the Annuity Date, you may request a Withdrawal from any portion or all of your Accumulation Account subject to any Surrender Charges or any required tax withholding or penalty. You may be subject to a penalty tax for an early withdrawal. See CHARGES AND DEDUCTIONS --

   SURRENDER CHARGES; FEDERAL TAX MATTERS -- OTHER TAX CONSIDERATIONS -- Penalty Tax on Certain Distributions.
   </REDLINE>

         Withdrawals must be made by written request. Your Withdrawal request may specify the amount of the withdrawal or surrender to be deducted from each Subaccount or from the Fixed Account; otherwise we will withdraw the amount requested pro rata from your value in each Subaccount and the Fixed Account. The minimum amount which can be withdrawn is the lesser of $500 or your value in the Subaccounts specified or the Fixed Account. The maximum amount which may be withdrawn from the Fixed Account is limited. See APPENDIX A -- THE FIXED ACCOUNT.

         Except for New York residents, we reserve the right to consider any Withdrawal that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for Surrender. In this event, the Surrender Value will be paid to you and the Contract will terminate. See DISTRIBUTIONS UNDER THE CONTRACT -- SURRENDER VALUE.

   SYSTEMATIC WITHDRAWAL

         To the extent permitted by your plan and the Code, under the Systematic Withdrawal program, you may make regularly scheduled Withdrawals from your Accumulation Account. See FEDERAL TAX MATTERS. To elect a Systematic Withdrawal, your value of your Accumulation Account must have been at least $12,000. You may not elect this program if you have taken a prior Withdrawal during the same Contract Year. The program allows you to prearrange the Withdrawal of a specified dollar amount of at least $100 per Withdrawal, on a monthly, quarterly or semi-annual payment basis. The maximum amount that may be withdrawn each Contract Year is 10% of the Value of the Accumulation Account as of the previous year end. Surrender Charges are not imposed on Withdrawals under this program. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES. While you are receiving Systematic Withdrawals, you may not elect to make additional Purchase Payments under our bank draft investing program or to allocated amounts to the Subaccounts under our Dollar Cost Averaging Program. See THE CONTRACT -- PURCHASE PAYMENTS AND ALLOCATING YOUR PURCHASE PAYMENTS; -- DOLLAR COST AVERAGING.

         Systematic Withdrawals will begin on the first scheduled Withdrawal date selected by you following the date we process your request. You should receive Withdrawal payments by the fifteenth (15th) of the applicable month. Withdrawals will be deducted pro rata from your value in each Subaccount and the Fixed Account.

         You may modify or discontinue your Systematic Withdrawal program at any time by sending a written request to us. We reserve the right to discontinue or modify the Systematic Withdrawal program by providing you with 30 days' prior written notice. Such discontinuation would not affect any Systematic Withdrawal program you currently have in effect. We also reserve the right to assess a processing fee for the program although we do not currently do so.

   All parties to the Contract are cautioned that the rights of any person to implement the Systematic Withdrawal program under Qualified Contracts may be subject to the terms and conditions of the applicable provisions of the Code and of the retirement plan, if any, regardless of the terms and conditions of the Qualified Contract.

   SURRENDER

         Prior to the Annuity  Date, you  may Surrender the  Contract for  the
   Surrender Value subject to any Surrender Charges or required tax withholding or penalty. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES AND FEDERAL TAX MATTERS -- OTHER TAX CONSIDERATIONS. You must submit a written request for Surrender and return the Contract to us. The Surrender Value will be based on the Unit Values at the end of the Valuation Period during which the Surrender request is received.

         You may receive the Surrender Value as a lump sum payment or apply it under one of the Annuity Options. See ANNUITY BENEFIT -- ANNUITY OPTIONS. No Surrender Charge will be imposed on any amount being surrendered which is applied under an Annuity Option. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES.

         Surrender Value

         The Surrender Value of your Contract varies each day depending on the investment results of the Subaccounts you have selected. We cannot guaran-tee any minimum amount of Surrender Value except for any amount you have allocated to the Fixed Account.

         The Surrender Value is equal to the value of your Accumulation Account minus Surrender Charges and State Taxes, if any, and the Annual Contract Fee for the current Contract Year. See CHARGES AND DEDUCTIONS.

   DEATH PROCEEDS

         Death proceeds are paid to your Beneficiary in the event any amounts remain in your Accumulation Account at the time of your death because you have not applied all your Accumulation Account to one or more Annuity Options.

         If you die prior to age 85, the death proceeds are equal to the greatest of: (i) the sum of your Purchase Payments less prior Withdrawals, applicable Surrender Charges on prior Withdrawals, and values applied to the Partial Annuity Benefit; (ii) the Value of the Accumulation Account; or
   (iii) the last established adjusted death benefit described below, plus Purchase Payments, and less Withdrawals, applicable Surrender Charges on Withdrawals and values applied to the Partial Annuity Benefit occurring since the last adjusted death benefit was established. The adjusted death benefit will be established every five years starting with the fifth Contract anniversary and will equal the Value of the Accumulation Account on that Contract anniversary.

         If you die on or after age 85, the death proceeds are equal to the Value of the Accumulation Account.

         If you commit suicide within two years from the date of issue and prior to the Annuity Date, the death proceeds are equal to the Value of the Accumulation Account.

         The death proceeds are calculated on the earlier of: (i) the date we receive proof of death and the Beneficiary makes an election as to an Annuity Option or a lump sum payment; or (ii) 60 days after our receipt of proof of death. See DISTRIBUTIONS UNDER THE CONTRACT -- PAYMENT.

         The Beneficiary may elect to receive the death proceeds under any Annuity Option or as a lump sum payment. See ANNUITY BENEFIT -- ANNUITY OPTIONS. If the Beneficiary does not elect an Annuity Option or a lump sum payment within 60 days after we have received proof of death, proceeds will be paid in a series of Income Payments, for as long as the Beneficiary is living, with payments guaranteed for ten years. However, if the life expectancy of the Beneficiary as of the date of your death is less than ten years, the death proceeds will be paid in a series of Income Payments for as long as the Beneficiary is living, with payments guaranteed for five years.

         If the Contract is a Non-Qualified Contract and your spouse is the Beneficiary, your spouse can elect to receive either the death proceeds or assume Contract ownership and continue the Contract as if you had not died. See FEDERAL TAX MATTERS.

   PAYMENT

         Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Separate Account will usually occur within seven days from the date we receive a request in good order. We may be permitted to defer such payment if: (i) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for protection of Owners.

         We may defer payment of any Withdrawal or Surrender from the Fixed Account for up to six months from the date we receive your written request.

         Because you assume the investment risk with respect to amounts allocated to the Separate Account and because certain Surrenders are subject to the Surrender Charge, the total amount paid upon Surrender of the Contract may be more or less than the total Purchase Payments made.

                                 ANNUITY BENEFIT

   ANNUITIZATION

         Annuitization allows you to apply some or all of your Accumulation Account to an Annuity Option that will provide a series of fixed Income Payments. The date an Annuity Option becomes effective is the Annuity Date for that option. If you elect a partial annuity you will have more than one Annuity Date.

   PARTIAL ANNUITY BENEFIT

         After  the first  Contract Year  you may withdraw  a portion  of your
   Accumulation Account, free of Surrender Charge, to purchase a single premium immediate annuity issued by us or one of our affiliates. The value is withdrawn as of the Annuity Date. The remaining portion of your Accumulation Account continues to accumulate in the Fixed Account and the Subaccounts you have selected. The Partial Annuity Benefit cannot be elected by residents of New York.

         The Partial Annuity Benefit must be elected in writing and the minimum amount which may be annuitized is $10,000. You may not elect the Partial Annuity Benefit if it will reduce the value of your Accumulation Account to less than $2,000, or if the annual Income Payment would be less than $100. Unless you specify otherwise, we will withdraw the annuitized amount pro rata from your Accumulation Account Value in each Subaccount and the Fixed Account. The maximum amount that may be withdrawn from the Fixed Account each calendar year to apply to a Partial Annuity Benefit is limited. See APPENDIX A -- THE FIXED ACCOUNT.

   ANNUITY DATE

         Unless elected otherwise, the Annuity Date for any amounts not previously annuitized will be the later of the 10th Contract anniversary or the Contract anniversary nearest the 65th birthday of the Annuitant. All amounts must be annuitized by the Contract anniversary nearest the 85th birthday of the Annuitant.

         You may change the Annuity Date by written request at least 30 days before both the previously selected Annuity Date and the new Annuity Date. Without our approval, the new Annuity Date cannot be earlier than the tenth Contract anniversary if the Annuitant's age is 75 years or less on the Contract Date or later than the Contract anniversary nearest the Annuitant's 85th birthday. In addition, for Qualified Contracts, certain provisions of your retirement plan and/or the Code may further restrict your choice of an Annuity Date. See FEDERAL TAX MATTERS.

   ANNUITY OPTIONS

         The Annuity Value will be paid in the form of a fixed annuity according to the Annuity Option you choose. Federal income tax laws may restrict the availability of certain Annuity Options for certain Qualified Contracts. See FEDERAL TAX MATTERS. Upon commencement of Income Payments you are not permitted to change your Annuity Option.

         In the event that you have not chosen an Annuity Option, we will make Income Payments to the Annuitant during the lifetime of the Annuitant with payments guaranteed for ten years.

         Option 1. Annuity Certain -- We will make equal payments to the Annuitant for a guaranteed term which cannot be less than five years nor more than 30 years. If the Annuitant dies before the end of the guaranteed term, payments will continue to be made to the Beneficiary for the duration of the guaranteed term.

         Option 2. Life Only or Life with Term Certain -- We will make equal payments to the Annuitant during the lifetime of the Annuitant. An election may be made to guarantee payments for a term of 10 or 20 years. If the Annuitant dies before the end of any guaranteed term, payments will continue to the Beneficiary for the duration of that term. If no guaranteed term is selected, payments will be made only while the Annuitant is living. Therefore, it is possible that only one payment will be made if the Annuitant dies before the second payment.

         Option 3. Joint and Survivor Annuity -- We will make payments to the Annuitant or joint Annuitant while either of them is living. A joint Annuitant must be named at the time this option is chosen. The age and sex of both the Annuitant and joint Annuitant will be used to determine payments. If one Annuitant dies, payments will continue to the surviving Annuitant. Payments will cease upon the death of the Annuitant last to die. Therefore, it is possible that only one payment will be made if both Annuitants die before the second payment.

         In addition to these options, you may choose any other Annuity Option agreed upon by us.

   INCOME PAYMENTS

         Income Payments will be based upon the Annuity Option selected, the age and sex of an Annuitant when payments begin, the frequency of payments and any scheduled changes in the amount of Income Payments.

         At the time an Annuity Option becomes effective, we will require proof of the age and sex of the Annuitant and any joint Annuitant. The age used to calculate payments under an Annuity Option will be the Annuitant's age as of the Annuitant's nearest birthday on the Annuity Date. From time to time, we may require proof that the Annuitant or Beneficiary is living when payment is contingent upon the survival of such person.

         At the time the Annuity Option commences, payments will be calculated on a fixed basis using the greater of: (i) the rates guaranteed in the Contract; or (ii) more favorable rates which we then offer to this class of Contracts.

         You may elect payments to be made to the Annuitant on an annual, semi-annual, quarterly or monthly basis, provided each payment is at least $100. If the value of your Accumulation Account is less than $2,000 or your payment on an annual basis is less than $100, we will pay the Annuity Value as a single sum. Such payment will be in full settlement and will terminate this Contract.


                               FEDERAL TAX MATTERS

   INTRODUCTION

   <REDLINE>
         THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. This summary does not address all of the tax consequences of ownership of a Contract or of distributions under a Contract. You should consult your tax advisor in order to understand the tax consequences of any transaction. This summary is based upon our understanding of the existing federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the existing federal income tax laws or of their current interpretation by the Internal Revenue Service. Additionally, no attempt has been made to consider any applicable state or other laws.
   </REDLINE>

         This summary assumes that Qualified Contracts are used to provide benefits to individual participants under certain retirement plans which qualify for special federal income tax treatment under sections 219, 401, 403 or 408 of the Code. The ultimate effects of federal income taxes on the Value of the Accumulation Account, on Income Payments, and on the economic benefits provided to you, the Annuitant, or the Beneficiary under the Contract depend on the type of retirement plan under which a Contract is purchased, on the tax and employment status of the individual concerned, and on our tax status.

   AETNA'S TAX STATUS

         Aetna is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Because the Separate Account is not a separate entity, and its operations form a part of Aetna's business, the Separate Account will not be taxed separately.

         Investment income and net capital gains realized on the sale or exchange of the assets of the Separate Account will be reinvested and taken into account in determining the Unit Value. Under existing federal income tax laws, the investment income and net capital gains of the Separate Account will not be taxed to the extent that these items are retained as part of the reserves under the Contract. However, if Aetna incurs any federal income taxes attributable to the Separate Account, we reserve the right to make a charge to the Separate Account for the payment of such taxes.



   TAXATION OF ANNUITY CONTRACTS IN GENERAL

         Increases in the Accumulation Account

         Section 72 of the Code governs the taxation of annuity contracts. An Owner who is a natural person generally is not taxed on increases in the Accumulation Account until some form of distribution occurs. The assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account, or the application of a portion of your Accumulation Account to the Partial Annuity Benefit, generally will be treated as a distribution to you. The taxable portion of such a distribution is taxed as ordinary income.

         If an Owner is not a natural person, then the Owner generally must include in gross income any increase in the excess of the value of the Contract over the Owner's "investment in the Contract" during the taxable year. Certain exceptions to this rule may apply and should be discussed with your tax advisor.

         Distributions Received Prior to the Annuity Date

         Amounts received before the Annuity Date pursuant to a Withdrawal or Surrender under a Non-Qualified Contract generally are treated as taxable income to the extent that the value of the Contract immediately before the Withdrawal exceeds the "investment in the Contract" at that time. Any additional amount withdrawn is not taxable. In the case of a Withdrawal or Surrender under a Qualified Contract a portion of the amount received is taxable based on the ratio of the "investment in the Contract" to the individual's balance in the retirement plan, which is generally the value of the Contract.

         The "investment in the Contract" generally equals the total amount of any Purchase Payments made by or on behalf of an individual under a Contract that were not excluded from the gross income of the individual. For Qualified Contracts, the "investment in the Contract" will often be zero.

         Income Payments

         In general, there is no tax on that portion of each Income Payment which represents the same ratio that the "investment in the Contract" bears to the total expected value of the Income Payments for the term of the payments. After the "investment in the Contract" is recovered, the full amount of additional Income Payments, if any, is taxable.

         Death Proceeds

         Death proceeds which are distributed in a lump sum are taxed in the same manner as the proceeds of a Surrender of the Contract. Death proceeds distributed under an annuity option are taxed in the same manner as Income Payments.

         In order for a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code generally requires the Contract to provide that (a) if the Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the death of the Owner; and (b) if the Owner dies prior to the Annuity Date, the death proceeds must be distributed within five years after the date of the death of the Owner. These rules do not apply, however, where the surviving spouse of the Owner is the designated beneficiary under the Contract, and thus is treated under section 72(s) of the Code as a successor Owner of the Contract. The Non-Qualified Contracts are intended to comply with the requirements of section 72(s), and will be modified if necessary to ensure compliance with any future interpretations of section 72(s).

   QUALIFIED CONTRACTS

         The Qualified Contract is designed for use with several types of retirement plans. Special favorable tax treatment is available for Qualified Contracts, although the tax rules applicable to such Contracts vary according to the type of plan and the terms and conditions of the plan. Adverse tax consequences may result from: (i) contributions to Qualified Contracts in excess of specified limits; (ii) distributions from Qualified Contracts prior to age 59 1/2 (subject to certain exceptions);
   (iii) failure to make distributions from Qualified Contracts that conform to specified minimum distribution rules; (iv) the receipt of aggregate distributions from Qualified Contracts in excess of a specified annual amount; and (v) other circumstances.

   <REDLINE>
         Aetna makes no attempt to provide more than general information about plans which qualify for special federal income tax treatment under the Code. Owners and participants under retirement plans, as well as Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the retirement plans themselves, regardless of the terms and conditions of the Qualified Contract issued in connection with such plans. Purchasers of Qualified Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of a Qualified Contract for their retirement plan.
   </REDLINE>

               (a) Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

               (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an Individual Retirement
         Annuity or "IRA". Individual Retirement Annuities are subject to complex limitations on the amounts which may be contributed and deducted and on the times when distributions may commence. In addition, distributions from certain other types of retirement plans may be rolled over into an Individual Retirement Annuity on a tax-deferred basis.

               (c) Corporate Pension and Profit-Sharing Plans and H.R 10 Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees which qualify for special federal income tax treatment. These retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans.

   OTHER TAX CONSIDERATIONS

         Penalty Tax on Certain Distributions

         In the case of any taxable distribution from a Non-Qualified Contract, there may be a penalty tax equal to 10% of the taxable amount of the distribution. In general, however, this penalty tax does not apply to distributions: (1) made on or after the date on which the Owner attains age 59 1/2; (2) made as a result of death or disability of the Owner; or
   (3) received in substantially equal periodic payments as a life annuity. Other tax penalties may apply to certain distributions under a Qualified Contract.


         Transfers of Ownership or Benefits

         A transfer of ownership of a Contract, or the designation of an Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant, or Beneficiary that are not discussed herein. Owners contemplating such a transfer or assignment should contact their tax advisors with respect to the potential tax effects of such transactions.

         Multiple Contracts

   <REDLINE>
         Non-Qualified Contracts that are issued by Aetna (or one of our affiliates) to the same Owner during any calendar year may be treated as one annuity contract for purposes of determining the amount includible in gross income. Any person considering the purchase of more than one annuity contract should consult their tax advisor.
   </REDLINE>
         Section 1035

   <REDLINE>
         Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of an annuity contract for another. Special rules and procedures apply to exchanges subject to section 1035. You should consult your tax advisor as to how to proceed if you intend to take advantage of the tax benefits provided for exchanges under section 1035.
   </REDLINE>

         Investor Control

         It is possible that regulations or other administrative guidance will be issued concerning the extent to which owners may direct their investments to particular divisions of a separate account without being treated for tax purposes as the owners of the assets in such divisions. Aetna reserves the right to modify the Contracts, as necessary, to prevent the Owner from being treated as owning the assets in the Subaccounts.

         Income Tax Withholding

         Distributions are generally subject to withholding for the federal income tax liability of the recipient at rates which vary according to the type of distribution and the tax status of the recipient. However, for distributions which are not "eligible rollover distributions" under Qualified Contracts, the recipient may elect not to have withholding apply. "Eligible rollover distributions" under Qualified Contracts are subject to withholding unless they are transferred directly to an eligible individual retirement account, qualified retirement plan, or section 403(b) plan.


                          DISTRIBUTION OF THE CONTRACT

   <REDLINE>
         Aetna Life Insurance and Annuity Company is the principal underwriter of the Contracts. Third party broker-dealers may also serve as
   distributors.   Aetna is  registered as broker-dealer  with  the SEC  and
   is  a member  of  the  National  Association of

   Securities Dealers, Inc. Although Aetna does not intend to offer or sell any new Contracts, additional Purchase Payments will continue to be accepted under existing in-force Contracts. Aetna may enter into contracts with various broker/dealers to assist in accepting additional Purchase Payments. The compensation paid by Aetna for this service is not anticipated to be greater than 6.5% of Purchase Payments made.
   </REDLIN>


                                  MISCELLANEOUS

   VOTING RIGHTS

         As previously stated, all of the assets of the Separate Account are shares of a corresponding portfolio of the Oppenheimer Variable Account Funds held in the Subaccounts of the Separate Account. Based on our view of present applicable law, we will vote the Fund shares held in the Separate Account at meetings of shareholders in accordance with instruc-tions received from Owners having an interest in the Subaccount. However, if the 1940 Act or any related regulations should be amended, or if present interpretations change, and we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

         You hold a voting interest in each Fund in which you have value in the corresponding Subaccount. The number of Fund shares which are attributable to you is determined by dividing your value in a particular Subaccount by the net asset value of one Fund share. The number of votes which you have a right to cast will be determined as of the record date established by each Fund.

         We will solicit voting instructions by mail prior to the shareholder meetings. Each person having a voting interest in a Subaccount will be sent proxy material, reports and other materials relating to the appropriate Funds. If we do not receive your instructions prior to the meeting, your shares as well as any shares not attributable to Owners will be voted in the same proportion as the instructions received from all Owners providing timely instructions.

   CHANGES IN THE CONTRACT

   Generally, we may not change or amend the Contract without the consent of the Owner, except as expressly provided in the Contract. However, we may change or amend the Contract to ensure that the Contract complies with any state law, federal law or the Code.

   INCONTESTABILITY

   The Contract is incontestable.

   NONPARTICIPATING

   The  Contract  is  nonparticipating.    No dividends  are  payable  and the
   Contract will not share in the profits or surplus earnings of Aetna.

   ASSIGNMENT

   During the lifetime of the Annuitant, the Owner of any Non-Qualified Contract may assign the Contract. An assignment is a transfer of all or some of the Contract rights and privileges to another person. A change of Owner is an absolute assignment.

   Generally, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation unless permitted by your qualified retirement plan or by laws relevant to your Qualified Contract.

   <REDLINE>
   No assignment of a Contract will be binding on us unless made in writing and sent to us at our Home Office. The Company will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If the Company fails to follow its procedures, it would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Owner and the interest of the Annuitant and any Beneficiary will be subject to the rights of any assignee of record.
   </REDLINE>

   ANNUAL CONTRACT REPORT

   Prior to the Annuity Date we will mail you quarterly reports showing:

         (1)   the Value of any amounts held in,
               (a) the Fixed Account; and
               (b) the Subaccounts under the Separate Account;

         (2)   the number of any Subaccount Units; and

         (3)   the Subaccounts Unit Value.

   MISSTATEMENT OF AGE OR SEX

   If the age or sex of the Annuitant has been misstated, the benefits payable under the Contract will be adjusted to those that the Accumulation Value would have purchased based on the correct age and sex. Any overpayments or underpayments we make as a result of such misstatement will be respectively charged against or credited to the Income Payments to be made so as to adjust for any overpayment or underpayment. Sex is not a factor when annuity payments are based on unisex annuity payment rate tables.

   TELEPHONE TRANSFERS

   <REDLINE>
   You automatically have the right to make transfers among the Subaccounts and the Fixed Account by telephone. Aetna has enacted reasonable procedures to prevent abuses of transactions by telephone. The procedures include requiring the use of a personal identification number (PIN) in order to execute transactions and to ensure authenticity, the Company records all calls on the 800 line. You are responsible for safeguarding your PIN, and for keeping your Accumulation Account information confidential. If Aetna fails to follow these procedures it would be liable for any losses to you resulting from the failure.
   </REDLINE>

   LEGAL PROCEEDINGS

   We and our Board of Directors know of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

   LEGAL MATTERS

   The validity of the securities offered by this Prospectus has been passed upon by Susan E. Bryant, Esq., Counsel to the Company.

                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


         A  Statement of  Additional Information  is available  which contains
   more details  concerning the subjects  discussed in this  Prospectus.   The
   following is the Table of Contents for that statement.


   Page
   <REDLINE>
   General Information and History . . . . . . . . . . . . . . . . . . . . . 2
   Variable Annuity Account G  . . . . . . . . . . . . . . . . . . . . . . . 2
   Offering and Purchase of Contracts  . . . . . . . . . . . . . . . . . . . 2
   Dollar-Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   Financial Statements of CLIAC Separate Account A  . . . . . . . . . . . S-1
   Financial Statements of Aetna Life Insurance and Annuity Company  . . . F-1
   </REDLINE>

                                   APPENDIX A

                                THE FIXED ACCOUNT

         Net Purchase Payments and Transfers allocated to the Fixed Account become part of our General Account. As a result of exemptive and exclusionary provisions of the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the Fixed Account an Investment Company under the 1940 Act. Accordingly, neither the Fixed Account nor any interest in the Fixed Account will generally be subject to either the 1933 Act or the 1940 Act. Disclosure regarding the General Account and the Fixed Account Option, however, may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of the statements. The SEC has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.

         The Fixed Account option guarantees an interest rate for one year from the date amounts are allocated or transferred to the Fixed Account. At the end of each year, the current rate will be guaranteed for the next one year period. The guaranteed rate will never be less than 4.5% annually.

         The guaranteed one year rate will be based upon Aetna's investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. We assume the risk of investment gains or losses by guaranteeing the one year rate, while you bear the risk that the guaranteed one year rate may not exceed 4.5%.

         Some states require that any balance you maintain in the Fixed Account be at least $2,000.

   TRANSFERS, WITHDRAWALS or SURRENDERS

         You may make Withdrawals or Surrenders from the Fixed Account subject to Surrender Charges or any required tax withholding or penalty. See CHARGES AND DEDUCTIONS--SURRENDER CHARGES; FEDERAL TAX MATTERS. You may also make transfers into or out of the Fixed Account.

         The minimum amount which you may Withdraw or Transfer from the Fixed Account is the lesser of $500 or your value in the Fixed Account. The maximum amount which you may Withdraw, Transfer or apply to the Partial An-nuity Benefit each calendar year is limited to 25% of your value of the Fixed Account. If any request for a Withdrawal, Transfer, or exercise of the Partial Annuity Benefit would reduce your value in the Fixed Account to less than $2,000, you have the right to increase your request to include the balance. We may defer payment of any Withdrawal or Surrender from the Fixed Account for up to six months from the date we receive your written request.


                                   Appendix-1

         There is no limit on the number of Transfers into the Fixed Account. However, the sum of the amounts which can be allocated to and transferred into the Fixed Account over the life of the Contract is limited to $250,000. We reserve the right to change this limit.



















































                                   Appendix-2

                           VARIABLE ANNUITY ACCOUNT G
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

   <REDLINE>
            Statement of Additional Information dated October 2, 1995

   This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account G (the "Separate Account") dated October 2, 1995.
   </REDLINE>

   A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                    Aetna Life Insurance and Annuity Company
                         Strategic Markets and Products
                              151 Farmington Avenue
                          Hartford, Connecticut  06156
                                 1-800-531-4547

   Read the  prospectus before you  invest.   Terms used in  this Statement of
   Additional Information shall have the same meaning as in the prospectus.


                                TABLE OF CONTENTS


   Page
   <REDLINE>
   General Information and History . . . . . . . . . . . . . . . . . . . . . 2
   Variable Annuity Account G  . . . . . . . . . . . . . . . . . . . . . . . 2
   Offering and Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Dollar-Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   Financial Statements of CLIAC Separate Account A  . . . . . . . . . . . S-1
   Financial Statements of Aetna Life Insurance and Annuity Company  . . . F-1
   </REDLINE>

                         GENERAL INFORMATION AND HISTORY

   Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized in 1976 under the insurance laws of the State of Connecticut. The Company is a wholly owned subsidiary of Aetna Life and Casualty Company which, with its subsidiaries, constitutes one of the nation's largest diversified financial services organizations. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

   In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934.

   Other than the mortality and expense risk charges and administrative expense charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. See "Charges and Deductions" in the prospectus.

   The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                           VARIABLE ANNUITY ACCOUNT G

   <REDLINE>
   Variable Annuity Account G (the "Separate Account") is a separate account originally established by Confederation Life Insurance and Annuity Company as CLIAC Separate Account A under the laws of the State of Georgia and was re-established by the Company pursuant to the laws of the State of Connecticut in connection with the in-tact transfer of CLIAC Separate Account A. The Separate Account funds the Contract. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account will be invested exclusively in shares of the mutual funds described in the Prospectus. Purchase Payments made under the Contract may be allocated to one or more of the variable investment options listed below. The Company may make additions to or deletions from available investment options as permitted by law. The availability of the Funds is subject to applicable regulatory authorization.
   </REDLINE>

   Oppenheimer Money Fund
   Oppenheimer High Income Fund
   Oppenheimer Bond Fund
   Oppenheimer Capital Appreciation Fund
   Oppenheimer Growth Fund
   Oppenheimer Multiple Strategies Fund
   Oppenheimer Global Securities Fund
   Oppenheimer Strategic Bond Fund

   Complete descriptions of each of the Funds, including their investment objectives, polices, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the Funds.

                              OFFERING AND PURCHASE

   The Company is both the Depositor and the principal underwriter for the securities sold by the prospectus. Although the Company no longer offers the individual deferred variable annuity contracts, existing holders of in-force contracts may make additional deposits.



                              DOLLAR-COST AVERAGING

   The term "dollar-cost averaging" describes a system of investing a uniform sum of money at regular intervals over an extended period of time. It is based on the economic fact that buying a variably priced item with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high. In order to maximize the effectiveness of dollar-cost averaging, it is important that investors consider their financial ability to continue purchasing the securities through periods of high and low price levels. Investors should also note that no system can protect against reduced values in a declining market.

                              INDEPENDENT AUDITORS

   KMPG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Company. KPMG Peat Marwick LLP performs annual audits of the Company and it is intended that KPMG Peat Marwick LLP will become the auditor of Variable Annuity Account G.

   Coopers & Lybrand L.L.P. are the independent auditors of the predecessor of Variable Annuity Account G, CLIAC Separate Account A, for the year ended December 31, 1994.

   CLIAC Separate Account A
   Table of Contents
   year ended December 31, 1994



   Report of Independent Auditors                                    S-2

   Audited Financial Statements

         Statement of Assets and Liabilities                         S-3

         Statement of Operations                                     S-6

         Statement of Changes in Net Assets                          S-8

         Notes to Financial Statements                               S-11

   [Coopers & Lybrand L.L.P. letterhead]


   Report of Independent Auditors


   Board of Directors
   Confederation Life Insurance and Annuity Company

   We have audited the accompanying statement of assets and liabilities of CLIAC Separate Account A as of December 31, 1994, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of changes in net assets of CLIAC Separate Account A for the year ended December 31, 1993 was audited by other auditors whose report dated January 17, 1994, expressed an unqualified opinion on that statement.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CLIAC Separate Account A at December 31, 1994, the results of its operations and the changes in net assets for the year then ended in conformity with generally accepted accounting principles.

   As discussed in Note 1 to the financial statements, the Company's ultimate parent was put into rehabilitation on August 12, 1994. Additionally, as discussed in Note 8 to the financial statements the Company entered into a Proposed Assumption Reinsurance Agreement.



   Coopers & Lybrand L.L.P.

   Atlanta, Georgia
   May 3, 1995

                              CLIAC Separate Account A
                        Statement of Assets and Liabilities
                                    December 31, 1994

                                                      Percent                 Money
                                                      of Net                  Fund
   ASSETS                                             Assets     Combined     Subaccount

   Investments at net asset value:
   Oppenheimer Money Fund
     30,621,581 shares at $1/share
     (cost $30,621,581)                                10.93%    $ 30,621,58  $30,621,581
   Oppenheimer Bond Fund
     1,682,683 shares at $10.78/share
     (cost $19,483,793)                                 6.48       18,139,319 0
   Oppenheimer Capital Appreciation Fund
     1,855,052 shares at $25.95/share
     (cost $50,657,480)                                17.18       48,138,532 0
   Oppenheimer Global Securities Fund
     3,595,598 shares at $15.09/share
     (cost $59,017,290)                                19.37       54,257,633 0
   Oppenheimer Growth Fund
     1,760,874 shares at $17.68/share
     (cost $30,742,913)                                11.11       31,132,209 0
   Oppenheimer High Income Fund
     3,303,418 shares at $9.79/share
     (cost $35,590,316)                                11.55       32,340,464 0
   Oppenheimer Multiple
     Strategies Fund
     3,888,742 shares at $12.91/share
     (cost $52,841,547)                                17.92       50,203,648 0
   Oppenheimer Strategic Bond Fund
     3,319,959 shares at $4.60/share
     (cost $16,427,870)                                 5.45       15,271,814 0
                                                      ______     ____________ ___________
   Total Investments
     (cost $295,382,790)                               99.98      280,105,200 30,621,581
   Cash                                                 0.00                0          0
   Dividends receivable                                 0.02           60,774     60,774
   Contractholders' funds
     receivable from Oppenheimer                        0.07          203,528    170,552
                                                      ______     ____________ __________
   Total Assets                                       100.07      280,369,502 30,852,877

   LIABILITIES

   Distributions payable to
     Sponsor (Note 7)                                   0.07          203,528    170,522
                                                      ______     ____________ __________
   Total liabilities                                    0.07          203,528    170,552
                                                      ______     ____________ ___________
   Net assets (Note 4)                                100.00%    $280,165,974 $30,682,355







                                                      ======     ============ ===========
   Total units                                                                 2,665,713
   Unit Value                                                                     $11.51
                                                                              ___________
   Net assets held for
     the benefit of contractholders                                           $30,682,355
                                                                              ===========

   The accompanying notes are an integral part of these financial statements


                        Capital           Global                       High
                        Appreciation      Securities      Growth       Income
   Bond Fund            Fund              Fund            Fund         Fund
   Subaccount           Subaccount        Subaccount      Subaccount   Subaccount




   $         0          $         0       $          0    $         0   $          0


    18,139,319                     0                 0              0              0


             0           48,138,532                  0              0              0


             0                    0         54,257,633              0              0


             0                    0                  0     31,132,209              0


             0                    0                  0              0     32,340,464



             0                    0                  0              0              0


             0                    0                  0              0              0
    ___________         ____________      ____________    ___________    ___________

    18,139,319           48,138,532         54,257,633     31,132,209     32,340,464
            0                     0                  0              0              0
            0                     0                  0              0              0

          672                     0             31,740              0              0
    ___________         ____________      ____________    ___________    ___________
    18,139,991           48,138,532         54,289,373     31,132,209     32,340,464










           672                    0             32,334              0              0
    ___________         ____________      ____________    ___________    ___________
           672                    0             32,334              0              0
    ___________         ____________      ____________    ___________    ___________
   $18,139,319          $48,138,532        $54,257,039    $31,132,209    $32,340,464
   ============         ============      ============    ===========    ===========
     1,445,364            2,402,122          3,590,803      2,083,816      1,978,010
        $12.55               $20.04             $15.11         $14.94         $16.35
    ___________         ____________      ____________    ___________    ___________

   $18,139,319          $48,138,532        $54,257,039    $31,132,209    $32,340,464
   ============         ============      ============    ===========    ===========





   Multiple
   Strategies           Strategic
   Fund                 Bond Fund
   Subaccount           Subaccount




   $         0          $         0


             0                    0


             0                    0


             0                    0


             0                    0


             0                    0



    50,203,648                    0


             0           15,271,814







    ___________         ___________

    50,203,648           15,271,814
             0                    0
             0                    0

             0                  594
    __________          ___________
    50,203,648           15,272,408




             0                    0
    __________          ___________
             0                    0
    ___________         ___________
    $50,203,648         $15,272,408
   ============         ===========
     3,598,828            1,556,820
        $13.95               $ 9.81
    ___________         ___________

    $50,203,648         $15,272,408
   ============         ===========

   CLIAC Separate Account A
   Statement of Operations
   year ended December 31, 1994

                                                      Money
                                                      Fund             Bond Fund
                                    Combined          Subaccount       Subaccount


   Net investment income:
     Dividends                      $ 15,528,111      $  1,333,737     $ 1,121,342
     Mortality, expense
     and administrative
     charges to Sponsor
     (Note 2)                          3,811,001           431,654         257,294
                                    _____________     ____________     ____________

   Net investment income
     (loss)                           11,717,110            902,083        864,048


   Net realized and
     unrealized gain (loss)
     on investments:
       Net realized gain
         (loss) on
         investments                   7,600,329                 0         (62,693)
       Net unrealized
         depreciation on
         investments                 (31,643,373)                0      (1,400,706)
                                    _____________     ____________     ____________




   Net realized and
     unrealized loss on
     investments                    (24,043,044)                 0      (1,463,399)
                                    _____________     ____________     ____________

   Net increase (decrease)
     in net assets
     resulting from
     operations                     $(12,325,934)     $    902,083     $  (599,351)

                                    =============     ============     ============

   The accompanying notes are an integral part of these financial statements.

   Capital              Global                  High          Multiple
   Appreciation         Securities  Growth      Income        Strategies   Strategic
   Fund                 Fund        Fund        Fund          Fund         Bond Fund
   Subaccount           Subaccount  Subaccount  Subaccount    Subaccount   Subaccount

   $4,863,538         $    877,735 $   306,336  $ 3,172,297 $ 2,774,164  $  1,078,962



      579,316               739,144     403,165      498,235     702,457       199,736
   __________           ___________ ___________  ___________  __________   ___________


    4,284,222               138,591     (96,829)   2,674,062   2,071,707       879,226







   (1,039,088)            8,020,371     598,027     (487,728)   1,016,180    (444,740)


   (6,989,991)         (12,784,269)   (661,312)  (3,875,999)  (4,741,933) (1,189,163)
   __________           ___________  ___________  ___________  __________  ___________





   (8,029,079)         (4,763,898)    (63,285)   (4,363,727) (3,725,753) (1,633,903)
   __________          ___________  ___________  ___________  __________  ___________





   (3,744,857)         (4,625,307)   (160,114)   (1,689,665) (1,654,046)   (754,677)
   ===========         =========== ===========  ============ =========== ===========

   CLIAC Separate Account A
   Statement of Changes in Net Assets

                                                     Money
                                                     Fund               Bond Fund
                                        Combined     Subaccount         Subaccount


   Net assets at January 1, 1993           $ 61,074,838   $ 9,058,128  $ 7,105,407
   Changes from operations:
     Net investment income (loss)             4,127,337       221,142      722,407
     Net realized gain (loss) on
       investments                            6,333,899             0      292,323
     Net unrealized appreciation
       (depreciation) on investments         14,106,236             0      140,883
                                              _________           _________    _________

   Net increase (decrease) in net assets
     resulting from operations               24,567,472       221,142    1,155,613

   Net increase from unit transactions
     (Note 5)                               132,878,471     5,320,001   10,086,947
                                            ___________     _________   __________

   Total increase in net assets             157,445,943     5,541,143   11,242,560
                                            ___________     __________   __________

   Net assets at December 31, 1993          218,520,781     14,599,271  18,347,967
   Changes from operations:
     Net investment income (loss)            11,717,110        902,083      864,048
     Net realized gain (loss) on
       investment                             7,600,329             0      (62,693)
     Net unrealized appreciation
       (depreciation) on investments        (31,643,373)            0   (1,400,706)
                                               __________    __________    _________

   Net increase (decrease) in net assets
     resulting from operations              (12,325,934)     902,083      (599,351)

   Net increase from unit transactions
     (Note 5)                                73,971,127     15,181,001     390,703
                                             __________     __________    _________

   Total increase assets                    61,645,193      16,083,084    (208,648)
                                             __________      __________     _________

   Net assets at December 31, 1994         280,165,974      30,682,355    18,139,319
                                           ===========      ==========    ==========

   The accompanying notes are an integral part of these financial statements.


                                         Capital      Global
                                           Appreciation Securities    Growth
                                           Fund         Fund          Fund
                                           Subaccount   Subaccount    Subaccount


                                     $ 12,573,119   $ 6,353,733  $ 7,982,724

                                           322,325      (211,947)      90,877

                                         2,766,036       967,550      709,744

                                         2,567,329     8,465,074      321,334
                                        __________     _________     _________


                                         5,655,690     9,220,677    1,121,955


                                        18,317,011    21,155,724   16,402,862
                                        __________    __________   __________

                                        23,972,701    30,376,401   17,524,817
                                        __________    __________   __________

                                        36,545,820    36,730,134   25,507,541

                                         4,284,222       138,591     (96,829)

                                       (1,039,088)     8,020,371      598,027

                                       (6,989,991)  (12,784,269)    (661,312)
                                       ___________   __________   __________


                                       (3,744,857)   (4,625,307)    (160,114)


                                       15,337,569    22,152,212    5,784,782
                                       __________    __________    _________

                                       11,592,712    17,526,905    5,624,668
                                       __________    __________    _________

                                      $ 48,138,532  $ 54,257,039 $ 31,132,209
                                        ==========    ==========   ==========











                                           High         Multiple
                                           Income       Strategies    Strategic
                                           Fund         Fund          Bond Fund
                                           Subaccount   Subaccount    Subaccount


                                     $  7,500,206   $10,501,521  $         0

                                           2,058,364       807,973      116,196

                                             960,055       561,809       76,382

                                             740,568     1,837,940       33,108
                                          __________     _________      _________


                                           3,758,987     3,207,722      225,686


                                          23,147,646    28,792,581    9,655,699
                                          __________    __________   __________

                                          26,906,633    32,000,303    9,881,385
                                          __________    __________   __________

                                          34,406,839    42,501,824    9,881,385

                                           2,674,062     2,071,707      879,226

                                            (487,728)    1,016,180     (444,470)

                                          (3,875,999)   (4,741,933)  (1,189,163)
                                          ___________   __________   __________


                                          (1,689,665)   (1,654,046)    (754,677)


                                            (376,710)    9,355,870    6,145,700
                                          __________    __________    _________

                                          (2,066,375)    7,701,824    5,391,023
                                          __________    __________    _________

                                        $ 32,340,464  $ 50,203,648 $ 15,272,408
                                          ==========    ==========   ==========





   CLIAC Separate Account A
   Notes to Financial Statements


   1. Organization and Significant Accounting Policies:

      CLIAC Separate Account A (the "Separate Account") is a separate account of Confederation Life Insurance and Annuity Company (a stock life insurance company) (the "Sponsor"), a wholly owned subsidiary of Confederation Financial Holdings, Inc. ("CFH"). CFH is a wholly owned subsidiary of Confederation Life Insurance Company (U.S.) in Rehabilitation ("CLIC U.S."), an estate formed from the U.S. division of Confederation Life Insurance Company of Canada ("CLIC Canada") which is a mutual company incorporated under the laws of Canada. The Separate Account was established for the purpose of funding variable annuity contracts issued by the Sponsor. The Separate Account became registered as a unit investment trust under the Investment Company Act of 1940, as amended, during 1990, and recorded its first policy sale on August 23, 1990.

      Currently, the Separate Account has eight Subaccounts, each of which invests exclusively in shares of the corresponding Portfolios of the Oppenheimer Variable Account Funds (the "Oppenheimer Funds"): the Oppenheimer Money Fund, the Oppenheimer Bond Fund, the Oppenheimer Capital Appreciation Fund, the Oppenheimer Global Securities Fund, the Oppenheimer Growth Fund, the Oppenheimer High Income Fund, the Oppenheimer Multiple Strategies Fund and the Oppenheimer Strategic Bond Fund. The contractholder may allocate all or part of the initial premium and additional premiums, if any, to one or more Subaccounts of the Separate Account or to the Sponsor's General Account. The Sponsor's General Account consists of all assets owned by the Sponsor other than those in the Separate Account.

      CLIC Canada was placed in liquidation on August 11, 1994 by the Office of the Superintendent of Financial Institutions, the federal regulator of insurance companies in Canada. CLIC U.S. was placed under rehabilitation pursuant to the laws of the State of Michigan on August 12, 1994 by the Circuit Court for the County of Ingham, State of Michigan.

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

      Investments

      The investments in the Oppenheimer Funds are stated at the closing market values per share on December 31, 1994. Investment transactions are recorded on the trade date. The difference between the cost and current market value of investments owned is recorded as an unrealized gain or loss on investments. Realized gains and losses are calculated on a "first-in, first-out" basis.

   Notes to Financial Statements, Continued


   1. Organization and Significant Accounting Policies, continued:

      Dividends

      Dividends are recorded on the ex-dividend date and reflect the daily dividends declared by the Oppenheimer Funds from their accumulated net investment income. Dividends paid to the Separate Account are automatically reinvested in shares of the Oppenheimer Funds.

      Federal Income Taxes

      Operations of the Separate Account form a part of, and are taxed with, operations of the Sponsor, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.


   2. Mortality, Expense and Administrative (M, E and A) Charges to Sponsor:

      Mortality and Expense Risk Charge

      A daily charge, equal to, on an annual basis, 1.25% of the daily net asset value is deducted from each Subaccount to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor's obligation to make income payments regardless of how long all annuitants may live. The expense risk assumed by the Sponsor is the risk that actual administrative costs will exceed the amount recovered through the administrative charges.

      Administrative Expense Charge

      A daily charge, equal to, on an annual basis, .10% of the daily net asset value is deducted from each Subaccount to reimburse the Sponsor for administrative expenses.


   3. Surrender Charges and Annual Contract Fee:

      Surrender Charges

      There are no sales expenses deducted from premiums at the time premiums are paid. If a contract has not been in force for six years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on contracts meeting certain restrictions as determined by the Sponsor.

      Annual Contract Fee

      An annual contract fee of $30 is deducted on each contract anniversary date, and on any day the contract is surrendered, if such surrender occurs on any day other than the contract anniversary date. Annual contract fees of $134,132 were assessed in 1994.

   4. Net Assets:

      Net assets at December 31, 1994, consisted of the following:

                                             Accumulated        Accumulated
                           Unit              M, E and A         Investment
   Subaccount              Transactions      Charges           Income


   Money Fund              $  29,347,918  $    (703,163)    $   2,037,600
   Bond Fund                  17,404,876       (466,646)        2,298,184
   Capital Appreciation
     Fund                     44,443,094       (945,747)        5,570,809
   Global Securities Fund     50,128,710     (1,019,288)          901,377
   Growth Fund                29,276,703       (673,609)          674,793
   High Income Fund           29,720,700       (818,451)        6,127,821
   Multiple Strategies Fund   48,082,444     (1,100,758)        4,207,414
   Strategic Bond Fund        15,801,399       (238,627)        1,234,049
                              _____________  ______________     _____________
                              $ 264,205,844  $  (5,966,289)     $  23,052,047
                              =============  ==============     =============


                       Unrealized         Accumulated
                       Appreciation       Realized
                       (Depreciation)     Gain (Loss)       Net Assets at
                       on                 on                December 31,
                       Investments        Investments       1994


                       $           0      $          0      $  30,682,355
                          (1,344,474)          247,379         18,139,319

                          (2,519,084)        1,589,460         48,138,532
                          (4,814,207)        9,060,447         54,257,039
                             389,318         1,465,004         31,132,209
                          (3,249,851)         560,245          32,340,464
                          (2,637,855)        1,652,403         50,203,648
                          (1,156,055)         (368,358)        15,272,408
                       ______________     _____________     _____________

                       $ (15,332,208)     $ 14,206,580      $ 280,165,974
                       ==============     =============     =============


   5. Summary of Changes From Unit Transactions:

      The  following  table   represents  a  summary  of   changes  from  unit
      transactions for the year ended December 31, 1994:

                                                    Units              Amount
   Money Fund Subaccount:
     Contract purchases                             1,231,953      $ 13,833,776
     Net transfers in (out)                           694,945         7,786,795
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (565,631)       (6,439,570)
                                                    __________     ____________
                                                    1,361,267        15,181,001

   Bond Fund Subaccount:
     Contract purchases                               392,024         5,010,896
     Net transfers in (out)                          (191,031)       (2,453,777)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (170,684)        (2,166,416)
                                                    __________      ____________
                                                       30,309           390,703

   Capital Appreciation Fund Subaccount:
     Contract purchases                               786,343        16,467,380
     Net transfers in (out)                           155,730         2,983,796
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees              (205,287)       (4,113,607)
                                                    __________     ____________
                                                      736,786        15,337,569

   Global Securities Fund Subaccount:
     Contract purchases                             1,617,697        26,321,335
     Net transfers in (out)                            30,940         1,175,688
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (326,197)       (5,344,811)
                                                    ___________    _____________
                                                    1,322,440        22,152,212

   Growth Fund Subaccount:
     Contract purchases                               544,155        8,081,139
     Net transfers in (out)                             57,059       1,001,872
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees              (220,059)     (3,298,229)
                                                    __________     ____________
                                                      381,155        5,784,782








   High Income Subaccount:
   Contract purchases                                 675,940       11,560,250
     Net transfers in (out)                          (493,851)      (8,193,583)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (222,576)      (3,743,377)
                                                    __________     ____________
                                                      (40,487)        (376,710)

   Notes to Financial Statements, Continued


   5. Summary of Charges From Unit Transactions, continued:

                                                    Units              Amount
   Multiple Strategies Subaccount:
     Contract purchases                             1,388,798      $ 19,810,754
     Net transfers in (out)                          (206,727)       (2,890,043)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees              (532,934)       (7,564,841)
                                                    __________      ____________
                                                      649,137         9,355,870

   Strategic Bond Fund Subaccount:
     Contract purchases                               695,751         7,049,660
     Net transfers in (out)                            21,216           253,994
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (115,960)        (1,157,954)
                                                    __________     ____________
                                                      601,007         6,145,700
                                                                    ____________

   Net increase from unit transactions                             $ 73,971,127
                                                                   =============

   The following table represents a summary of changes from unit transactions for the year ended December 31, 1993:

                                                    Units              Amount
   Money Fund Subaccount:
     Contract purchases                             1,100,775      $ 12,223,646
     Net transfers in (out)                          (561,996)       (6,261,025)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees               (57,842)         (642,620)
                                                    __________     ____________
                                                      480,937         5,320,001







   Bond Fund Subaccount:
     Contract purchases                               988,370       12,419,740
     Net transfers in (out)                          (124,998)      (1,584,796)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees               (59,965)         (747,997)
                                                    __________      ____________
                                                      803,407        10,086,947

   Capital Appreciation Fund Subaccount:
     Contract purchases                             1,021,818       19,552,988
     Net transfers in (out)                           (19,588)         (67,689)
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees              (58,270)      (1,168,288)
                                                    __________     ____________
                                                      943,960       18,317,011


   Notes to Financial Statements, Continued

   5. Summary of Changes From Unit Transactions, continued:

                                                    Units          Amounts
   Global Securities Fund Subaccount:
     Contract purchases                             1,229,561        16,183,219
     Net transfers in (out)                           408,146         5,373,633
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (33,924)           (401,128)
                                                    ___________    _____________
                                                    1,603,783        21,155,724

   Growth Fund Subaccount:
     Contract purchases                             1,126,327        16,224,111
     Net transfers in (out)                             65,292          960,900
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (53,957)           (782,149)
                                                    __________     ____________
                                                     1,137,662       16,402,862

   High Income Subaccount:
   Contract purchases                                1,457,986       23,060,435
     Net transfers in (out)                             74,449        1,170,150
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees                (68,306)     (1,082,939)
                                                    __________     ____________
                                                     1,464,129      23,147,646








   Multiple Strategies Subaccount:
     Contract purchases                             2,198,681      $ 29,964,331
     Net transfers in (out)                            20,709           260,067
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees             (104,772)      (1,431,817)
                                                    __________     ____________
                                                    2,114,618        28,792,581

   Strategic Bond Fund Subaccount:
     Contract purchases                               930,792         9,422,004
     Net transfers in (out)                            28,957           268,277
     Terminated contracts, partial withdrawals,
       transfers to annuity reserves, surrender
       charges and annual contract fees                 (3,403)         (34,582)
                                                        __________  ____________
                                                        956,346       9,655,699
                                                                    ____________

   Net increase from unit transactions                             $132,878,471
                                                                   =============

   Notes to Financial Statements, Continued


   6. Purchases and Sales of Investments:

      The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1994:

                                      Aggregate     Aggregate
                                       Cost of       Proceeds
                                      Purchases     from Sales

      Money Fund Subaccount           $ 134,751,246 $ 119,528,036
      Bond Fund Subaccount                9,643,327     9,273,487
      Capital Appreciation
        Fund Subaccount                  47,591,609    32,034,582
      Global Securities
        Fund Subaccount                  54,632,597    32,284,386
      Growth Fund Subaccount             22,368,264    16,514,186
      High Income Fund
        Subaccount                      29,264,377     29,604,995
      Multiple Strategies
        Fund Subaccount                  26,066,926    16,642,803
      Strategic Bond Fund
        Subaccount                      16,600,662     10,351,856
                                      _____________ _____________

                                      $ 340,919,008 $ 266,234,331
                                      ============= =============


   7. Related Party Transactions:

      As of December 31, 1994, Separate Account A has recorded Distributions Payable to Sponsor in the accompanying statement of assets and liabilities for funds requested from Oppenheimer for redemptions which have not been transferred to the Sponsor for distribution.


   8. Subsequent Event:

      On May 3, 1995, the Sponsor entered into an Assumption Reinsurance Agreement with Aetna Life Insurance and Annuity Company ("ALIAC") under which ALIAC would assume liability through reinsurance for all of the Sponsor's separate account policies as well as those individual life and GIC policyholders who elect to be reinsured (subject to the approval of the various states) and subject to the fulfillment of certain other closing conditions. This assumption reinsurance transaction is currently scheduled to close in the fourth quarter of 1995.

                        CONSOLIDATED FINANCIAL STATEMENTS
            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

                                      INDEX

                                                                              PAGE
                                                                              ----
   Independent Auditors' Report.............................................. F-2
   Consolidated Financial Statements:
     Consolidated Statements of Income for the Years Ended December 31, 1994,
      1993 and 1992.......................................................... F-3
     Consolidated Balance Sheets as of December 31, 1994 and 1993............ F-4
     Consolidated Statements of Shareholder's Equity for the Years Ended
      December 31, 1994, 1993 and 1992....................................... F-5
     Consolidated Statements of Cash Flows for the Years Ended December 31,
      1994, 1993 and 1992.................................................... F-6
   Notes to Consolidated Financial Statements................................ F-8

                          INDEPENDENT AUDITOR'S REPORT

   The Shareholder and Board of Directors
   Aetna Life Insurance and Annuity Company:

   We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

   As discussed in Note 1 to the consolidated financial statements, in 1993 the Company changed its methods of accounting for certain investments in debt and equity securities and reinsurance contracts. In 1992, the Company changed its method of accounting for income taxes and postretirement benefits other than pensions.

                           KPMG Peat Marwick LLP

   Hartford, Connecticut
   February 7, 1995

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (MILLIONS)

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                         1994     1993     1992
                                                       -------- -------- --------
   Revenue:
     Premiums......................................... $  124.2 $   82.1 $   72.5
     Charges assessed against policyholders...........    279.0    251.5    235.4
     Net investment income............................    917.2    911.9    848.1
     Net realized capital gains.......................      1.5      9.5     13.4
     Other income.....................................     10.3      9.5      6.7
                                                       -------- -------- --------
       Total revenue..................................  1,332.2  1,264.5  1,176.1
                                                       -------- -------- --------
   Benefits and expenses:
     Current and future benefits......................    852.4    806.4    761.6
     Operating expenses...............................    227.2    201.3    213.5
     Amortization of deferred policy acquisition
      costs...........................................     36.1     37.7     32.9
                                                       -------- -------- --------
       Total benefits and expenses....................  1,115.7  1,045.4  1,008.0
                                                       -------- -------- --------
   Income before federal income taxes and cumulative
    effect adjustments................................    216.5    219.1    168.1
     Federal income taxes.............................     71.2     76.2     54.9
                                                       -------- -------- --------
   Income before cumulative effect adjustments........    145.3    142.9    113.2
   Cumulative effect adjustments, net of tax:
     Change in accounting for income taxes............      --       --      22.8
     Change in accounting for postretirement benefits
      other than pensions.............................      --       --     (13.2)
                                                       -------- -------- --------
   Net income......................................... $  145.3 $  142.9 $  122.8
                                                       ======== ======== ========

   See Notes to Consolidated Financial Statements.

                AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                                     CONSOLIDATED BALANCE SHEETS
                                              (MILLIONS)

                                             DECEMBER 31,
                                          ------------------
   ASSETS                             1994       1993
   ------                             ---------  ---------
   Investments:
     Debt securities, available for sale:
      (amortized cost: $10,577.8 and $9,783.9)......      $10,191.4  $10,531.0
     Equity securities, available for sale:
      Non-redeemable preferred stock
      (cost: $43.3 and $38.3).......................           47.2       45.9
      Investment in affiliated mutual funds
      (cost: $187.2 and $122.4).....................          181.9      126.7
     Short-term investments.........................           98.0       22.6
     Mortgage loans.................................            9.9       10.1
     Policy loans...................................          248.7      202.7
     Limited partnership............................           24.4        --
                                                          ---------  ---------
         Total investments..........................       10,801.5   10,939.0
   Cash and cash equivalents........................          623.3      536.1
   Accrued investment income........................          142.2      124.7
   Premiums due and other receivables...............           75.8       67.0
   Deferred policy acquisition costs................        1,172.0    1,061.0
   Reinsurance loan to affiliate....................          690.3      711.0
   Other assets.....................................           15.9       12.6
   Separate Accounts assets.........................        7,420.8    6,684.3
                                                          ---------  ---------
         Total assets...............................      $20,941.8  $20,135.7
                                                           =========  =========
   LIABILITIES AND SHAREHOLDER'S EQUITY
   -------------------------------------

   Liabilities:
     Future policy benefits.........................      $ 2,968.1  $ 2,741.8
     Unpaid claims and claim expenses...............           23.8       27.2
     Policyholders' funds left with the Company.....        8,901.6    9,003.9
                                                          ---------  ---------
         Total insurance liabilities................       11,893.5   11,698.7
     Other liabilities..............................          302.1      229.7
     Federal income taxes:
       Current......................................            3.4       40.6
       Deferred.....................................          233.5      161.5
     Separate Accounts liabilities..................        7,420.8    6,684.3
                                                          ---------  ---------
         Total liabilities..........................       19,853.3   18,889.0
                                                          ---------  ---------









   Shareholder's equity:
     Common capital stock, par value $50
       (100,000 shares authorized;
       55,000 shares issued and outstanding)........            2.8        2.8
     Paid-in capital................................          407.6      407.6
     Net unrealized capital gains (losses)..........         (189.0)     114.5
     Retained earnings..............................          867.1      721.8
                                                          ---------  ---------
         Total shareholder's equity.................        1,088.5    1,246.7
                                                          ---------  ---------
         Total liabilities and shareholder's equity.      $20,941.8  $20,135.7
                                                           =========  =========

   See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (MILLIONS)

                                                         YEARS ENDED DECEMBER 31,
                                                         -------------------------
                                                           1994      1993    1992
                                                         --------  -------- ------
   Shareholder's equity, beginning of year.............. $1,246.7  $  990.1 $867.4
   Net change in unrealized capital gains (losses)......   (303.5)    113.7   (0.1)
   Net income...........................................    145.3     142.9  122.8
                                                         --------  -------- ------
   Shareholder's equity, end of year.................... $1,088.5  $1,246.7 $990.1
                                                         ========  ======== ======



   See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (MILLIONS)

                                                     YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    1994       1993       1992
                                                  ---------  ---------  ---------
   Cash Flows from Operating Activities:
     Net income.................................. $   145.3  $   142.9  $   122.8
     Cumulative effect adjustments...............       --         --        (9.6)
     Increase in accrued investment income.......     (17.5)     (11.1)      (8.7)
     (Increase) decrease in premiums due and
      other receivables..........................       1.3       (5.6)     (19.9)
     Increase in policy loans....................     (46.0)     (36.4)     (32.4)
     Increase in deferred policy acquisition
      costs......................................     (96.5)     (60.5)     (60.8)
     Decrease in reinsurance loan to affiliate...      27.8       31.8       37.8
     Net increase in universal life account
      balances...................................     164.7      126.4      130.8
     Increase in other insurance reserve
      liabilities................................      65.7       86.1       20.5
     Net increase in other liabilities and other
      assets.....................................      53.9        7.0       20.2
     Decrease in federal income taxes............     (11.7)      (3.7)     (11.8)
     Net accretion of discount on bonds..........     (77.9)     (88.1)     (75.2)
     Net realized capital gains..................      (1.5)      (9.5)     (13.4)
     Other, net..................................      (1.0)       0.2       (0.2)
                                                  ---------  ---------  ---------
       Net cash provided by operating activities.     206.6      179.5      100.1
                                                  ---------  ---------  ---------
   Cash Flows from Investing Activities:
     Proceeds from sales of:
       Debt securities available for sale........   3,593.8      473.9      543.3
       Equity securities.........................      93.1       89.6       50.6
     Investment maturities and collections of:
       Debt securities available for sale........   1,289.2    2,133.3    1,179.2
       Short-term investments....................      30.4       19.7        5.0
     Cost of investment purchases in:
       Debt securities...........................  (5,621.4)  (3,669.2)  (2,612.2)
       Equity securities.........................    (162.5)    (157.5)     (63.0)
       Short-term investments....................    (106.1)     (41.3)      (5.0)
       Limited partnership.......................     (25.0)       --         --
                                                  ---------  ---------  ---------
         Net cash used for investing activities..    (908.5)  (1,151.5)    (902.1)
                                                  ---------  ---------  ---------












   Cash Flows from Financing Activities:
     Deposits and interest credited for
      investment contracts.......................   1,737.8    2,117.8    1,619.6
     Withdrawals of investment contracts.........    (948.7)  (1,000.3)    (767.7)
                                                  ---------  ---------  ---------
         Net cash provided by financing
          activities.............................     789.1    1,117.5      851.9
                                                  ---------  ---------  ---------
   Net increase in cash and cash equivalents.....      87.2      145.5       49.9
   Cash and cash equivalents, beginning of year..     536.1      390.6      340.7
                                                  ---------  ---------  ---------
   Cash and cash equivalents, end of year........ $   623.3  $   536.1  $   390.6
                                                  =========  =========  =========
   Supplemental cash flow information:
     Income taxes paid, net...................... $    82.6  $    79.9  $    54.0
                                                  =========  =========  =========

   See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1994, 1993, AND 1992


   1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America, Systematized Benefits Administrators, Inc., Aetna Private Capital, Inc. and Aetna Investment Services, Inc. (collectively, the "Company"). Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Life and Casualty Company ("Aetna").

   The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions have been eliminated. Certain reclassifications have been made to 1993 and 1992 financial information to conform to the 1994 presentation.

   The Company offers a wide range of life insurance products and annuity contracts with variable and fixed accumulation and payout options. The Company also provides investment advisory and other services to affiliated mutual funds.

   Accounting Changes

    Accounting for Certain Investments in Debt and Equity Securities

   On December 31, 1993, the Company adopted Financial Accounting Standard ("FAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities, which requires the classification of debt securities into three categories: "held to maturity", which are carried at amortized cost; "available for sale", which are carried at fair value with changes in fair value recognized as a component of shareholder's equity; and "trading", which are carried at fair value with immediate recognition in income of changes in fair value.

   Initial adoption of this standard resulted in a net increase of $106.8 million, net of taxes of $57.5 million, to net unrealized gains in shareholder's equity. These amounts exclude gains and losses allocable to experience-rated (including universal life) contractholders. Adoption of FAS No. 115 did not have a material effect on deferred policy acquisition costs.

    Accounting   and   Reporting   for  Reinsurance   of   Short-Duration  and
   Long-Duration Contracts

   During 1993, the Company adopted FAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, retroactive to January 1, 1993. Reinsurance recoverables (previously reported as a reduction in insurance reserve liabilities) and reinsurance receivables and ceded unearned premiums are included in premiums due and other receivables. The adoption of FAS No. 113 did not have a material impact on the Company's 1993 Consolidated Financial Statements.

    Accounting for Income Taxes

   The Company  adopted FAS No.  109, Accounting  for Income  Taxes, in  1992,
   retroactive to January 1, 1992. A cumulative effect benefit of $22.8 million related to the adoption of this standard is reflected in the 1992 Consolidated Statement of Income.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)



    Postretirement Benefits Other Than Pensions

   FAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions, required that employers accrue the cost and recognize the liability for providing non-pension benefits to retired employees and agents. Aetna and the Company implemented FAS No. 106 in 1992, retroactive to January 1, 1992 on the immediate recognition basis. The cumulative effect charge for all Aetna employees was reflected in Aetna's 1992 Statement of Income. A cumulative effect charge of $13.2 million, net of taxes of $7.1 million, related to the adoption of this standard for Company agents is reflected in the Company's 1992 Consolidated Statement of Income.

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of ninety days or less when purchased.


   Investments

    Debt Securities

   At December 31, 1994 and 1993, all of the Company's debt securities are classified as available for sale and carried at fair value. These securities are written down (as realized losses) for other than temporary decline in value. Unrealized gains and losses related to these securities, after deducting amounts allocable to experience-rated contractholders and related taxes, are reflected in shareholder's equity.

   Fair values for debt securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

   Purchases and sales of debt securities are recorded on the trade date.

    Equity Securities

   Equity securities are classified as available for sale and carried at fair value based on quoted market prices or dealer quotations. Equity securities are written down (as realized losses) for other than temporary declines in value. Unrealized gains and losses related to such securities are reflected in shareholder's equity. Purchases and sales are recorded on the trade date.

   The investment in affiliated mutual funds represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


    Mortgage Loans and Policy Loans

   Mortgage loans and policy loans are carried at unpaid principal balances net of valuation reserves, which approximates fair value, and are generally secured. Purchases and sales of mortgage loans are recorded on the closing date.

    Limited Partnership

   The Company's limited partnership investment is carried at the amount invested plus the Company's share of undistributed operating results and unrealized gains (losses), which approximates fair value.

    Short-Term Investments

   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of over ninety days and less than one year, are considered available for sale and are carried at fair value, which approximates amortized cost.


   Deferred Policy Acquisition Costs

   Certain costs of acquiring insurance business have been deferred. These costs, all of which vary with and are primarily related to the production of new business, consist principally of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods. For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits. These costs are amortized over twenty years for annuity pension contracts, and over the contract period for universal life contracts. Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits would not be adequate to cover related losses and expenses.


   Insurance Reserve Liabilities

   The Company's liabilities include reserves related to fixed ordinary life, fixed universal life and fixed annuity contracts. Reserves for future policy benefits for fixed ordinary life contracts are computed on the basis of assumed investment yield, assumed mortality, withdrawals and expenses, including a margin for adverse deviation, which generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 10.50%. Assumed investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

   Reserves for fixed universal life (included in Future Policy Benefits) and fixed deferred annuity contracts (included in Policyholders' Funds Left With the Company) are equal to the fund value. The fund value is equal to cumulative deposits less charges plus credited interest thereon, without reduction for possible future penalties assessed on premature withdrawal. For guaranteed interest options, the interest credited ranged from 4.00% to 5.85% in 1994 and


            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   4.00% to 7.68% in 1993. For all other fixed options, the interest credited ranged from 5.00% to 7.50% in 1994 and 5.00% to 9.25% in 1993.

   Reserves for fixed annuity contracts in the annuity period and for future amounts due under settlement options are computed actuarially using the Progressive Annuity Table (modified), the Annuity Table for 1949, the 1971 Individual Annuity Mortality Table, the 1971 Group Annuity Mortality Table, the 1983 Individual Annuity Mortality Table and the 1983 Group Annuity Mortality Table, at assumed interest rates ranging from 3.5% to 9.5%. Reserves relating to contracts with life contingencies are included in Future Policy Benefits. For other contracts, the reserves are reflected in Policyholders' Funds Left With the Company.

   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.


   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

   Premiums are recorded as revenue when due for fixed ordinary life contracts. Charges assessed against policyholders' funds for cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue for universal life and certain annuity contracts. Policy benefits and expenses are recorded in relation to the associated premiums or gross profit so as to result in recognition of profits over the expected lives of the contracts.

   Separate Accounts

   Assets held under variable universal life, variable life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, or The Aetna Series Fund Inc., which are managed by the Company or other selected mutual funds not managed by the Company.

   Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option which is offered through a Separate Account. The assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $149.7 million for 1994 (fair value $146.3 million) and $31.2 million for 1993 (fair value $33.3 million), since the Company bears the investment risk where the contract is held to maturity. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.5% to 8.38% in 1994 and from 4% to 9.45% in 1993. Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains (losses) of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains (losses) on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.







            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   Federal Income Taxes

   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items.
   Deferred income tax benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   2. INVESTMENTS

   Investments in debt securities available for sale as of December 31, 1994 were as follows:

                                                      GROSS      GROSS
                                          AMORTIZED UNREALIZED UNREALIZED   FAIR
                                            COST      GAINS      LOSSES     VALUE
                                          --------- ---------- ---------- ---------
                                                         (millions)
   U.S. Treasury securities and obliga-
    tions of U.S government agencies and
    corporations........................  $ 1,396.1   $  2.0     $ 84.2   $ 1,313.9
   Obligations of states and political
    subdivisions........................       37.9      1.2        --         39.1
   U.S. Corporate securities:
     Financial..........................    2,216.9      3.8      109.4     2,111.3
     Utilities..........................      100.1      --         7.9        92.2
     Other..............................    1,344.3      6.0       67.9     1,282.4
                                          ---------   ------     ------   ---------
       Total U.S. Corporate securities..    3,661.3      9.8      185.2     3,485.9
   Foreign securities:
     Government.........................      434.4      1.2       33.9       401.7
     Financial..........................      368.2      1.1       23.0       346.3
     Utilities..........................      204.4      2.5        9.5       197.4
     Other..............................       46.3      0.8        1.5        45.6
                                          ---------   ------     ------   ---------
       Total Foreign securities.........    1,053.3      5.6       67.9       991.0
   Residential mortgage-backed securi-
    ties:
     Residential pass-throughs..........      627.1     81.5        5.0       703.6
     Residential CMOs...................    2,671.0     32.9      139.4     2,564.5
                                          ---------   ------     ------   ---------
   Total Residential mortgage-backed se-
    curities............................    3,298.1    114.4      144.4     3,268.1
   Commercial/Multifamily mortgage-
    backed securities...................      435.0      0.2       21.3       413.9
                                          ---------   ------     ------   ---------
       Total Mortgage-backed securities.    3,733.1    114.6      165.7     3,682.0
   Other loan-backed securities.........      696.1      0.2       16.8       679.5
                                          ---------   ------     ------   ---------
   Total debt securities available for
    sale................................  $10,577.8   $133.4     $519.8   $10,191.4
                                          =========   ======     ======   =========

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   Investments in debt securities available for sale as of December 31, 1993 were as follows:

                                                      GROSS      GROSS
                                          AMORTIZED UNREALIZED UNREALIZED   FAIR
                                            COST      GAINS      LOSSES     VALUE
                                          --------- ---------- ---------- ---------
                                                         (millions)
   U.S. Treasury securities and obliga-
    tions of U.S. government agencies
    and corporations....................  $  827.2    $ 19.4     $ 6.6    $   840.0
   Obligations of states and political
    subdivisions........................       0.5       --        --           0.5
   U.S. Corporate securities:
     Financial..........................     983.3      49.2       0.7      1,031.8
     Utilities..........................     141.2      12.4       --         153.6
     Other..............................     704.3      51.6       2.3        753.6
                                          --------    ------     -----    ---------
         Total U.S. Corporate securi-
          ties..........................   1,828.8     113.2       3.0      1,939.0
   Foreign securities:
     Government.........................     289.1      31.7       0.5        320.3
     Financial..........................     365.8      18.5       0.9        383.4
     Utilities..........................     206.2      28.9       0.1        235.0
     Other..............................      30.4       1.3       0.8         30.9
                                          --------    ------     -----    ---------
         Total Foreign securities.......     891.5      80.4       2.3        969.6
   Residential mortgage-backed securi-
    ties:
     Residential pass-throughs..........   1,125.0     218.1       1.7      1,341.4
     Residential CMOs...................   4,868.7     318.1       1.1      5,185.7
                                          --------    ------     -----    ---------
   Total Residential mortgage-backed se-
    curities............................   5,993.7     536.2       2.8      6,527.1
   Commercial/Multifamily mortgage-
    backed securities...................     193.0      13.4       0.8        205.6
                                          --------    ------     -----    ---------
         Total Mortgage-backed securi-
          ties..........................   6,186.7     549.6       3.6      6,732.7
   Other loan-backed securities.........      49.2       0.2       0.2         49.2
                                          --------    ------     -----    ---------
   Total debt securities available for
    sale................................  $9,783.9    $762.8     $15.7    $10,531.0
                                          ========    ======     =====    =========

   At December 31, 1994 and 1993, net unrealized appreciation (depreciation) of $(386.4) million and $747.1 million, respectively, on available for sale debt securities included $(308.6) million and $582.8 million, respectively, related to experience-rated contractholders, which were not included in shareholder's equity.




            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   The amortized cost and fair value of debt securities for the year ended December 31, 1994 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                               AMORTIZED   FAIR
                                                                 COST      VALUE
                                                               --------- ---------
                                                                   (millions)
         Due to mature:
           One year or less................................... $   103.9 $   103.5
           After one year through five years..................   1,965.6   1,920.0
           After five years through ten years.................   2,371.3   2,207.0
           After ten years....................................   1,707.8   1,599.4
           Mortgage-backed securities.........................   3,733.1   3,682.0
           Other loan-backed securities.......................     696.1     679.5
                                                               --------- ---------
             Total............................................ $10,577.8 $10,191.4
                                                               ========= =========

   At December 31, 1994 and 1993, debt securities carried at $7.0 million and $7.3 million, respectively, were on deposit as required by regulatory authorities.

   The valuation reserve for mortgage loans was $3.1 million and $4.2 million at December 31, 1994 and 1993, respectively. The carrying value of non-income producing investments was $0.2 million and $34.3 million at December 31, 1994 and 1993, respectively.

   Investments  in  a  single issuer,  other  than  obligations  of  the  U.S.
   government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1994 are as follows:

                                                                  AMORTIZED  FAIR
         DEBT SECURITIES                                            COST    VALUE
         ---------------                                          --------- ------
                                                                     (millions)




         General Electric Capital Corporation....................  $264.9   $252.1
         General Motors Corporation..............................   167.8    161.7
         Society National Bank...................................   152.8    143.7
         Ford Motor Company......................................   144.7    142.3
         Associates Corporation of North America.................   132.9    131.1
         First Deposit Master Trust 1994-1A......................   114.9    112.1

   The portfolio of debt securities at December 31, 1994 and 1993 included $318 million and $329 million, respectively, (3% of the debt securities for both years) of investments that are considered "below investment grade". "Below investment grade" securities are defined to be securities that carry a rating



            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   below BBB-/Baa3, by Standard & Poors/Moody's Investor Services, respectively. Of these below investment grade assets, $32 million and $39 million, at December 31, 1994 and 1993, respectively, were investments that were purchased at investment grade, but whose ratings have since been downgraded.

   Included in residential mortgage-back securities are collateralized mortgage obligations ("CMOs") with carrying values of $2.6 billion and $5.2 billion at December 31, 1994 and 1993, respectively. The $2.6 billion decline in CMOs from December 31, 1993 to December 31, 1994 was related primarily to sales and principal repayments. CMO sales of $1.6 billion resulted in net realized capital gains of $35 million of which $23 million was allocated to experience- rated contracts. The Company's CMO exposure was reduced as a result of changes in their risk and return characteristics and to better diversify the risk profile of the Company's assets. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates whereby the CMOs would be subject to repayments of principal earlier or later than originally anticipated. At December 31, 1994 and 1993, approximately 85% and 93%, respectively, of the Company's CMO holdings consisted of sequential and planned amortization class ("PAC") debt securities which are subject to less prepayment and extension risk than other CMO instruments. At December 31, 1994 and 1993, approximately 82% of the Company's CMO holdings were collateralized by residential mortgage loans, on which the timely payment of principal and interest was backed by specified government agencies (e.g., GNMA, FNMA, FHLMC).

   If due to declining interest rates, principal was to be repaid earlier than originally anticipated, the Company could be affected by a decrease in investment income due to the reinvestment of these funds at a lower interest rate. Such prepayments may result in a duration mismatch between assets and liabilities which could be corrected as cash from prepayments could be reinvested at an appropriate duration to adjust the mismatch.

   Conversely, if due to increasing interest rates, principal was to be repaid slower than originally anticipated, the Company could be affected by a decrease in cash flow which reduces the ability to reinvest expected principal repayments at higher interest rates. Such slower payments may result in a duration mismatch between assets and liabilities which could be corrected as available cash flow could be reinvested at an appropriate duration to adjust the mismatch.

   At December 31, 1994 and 1993, 4% and 3%, respectively, of the Company's CMO holdings consisted of interest-only strips (IOs) or principal-only strips (POs). IOs receive payments of interest and POs receive payments of principal on the underlying pool of mortgages. The risk inherent in holding POs is extension risk related to dramatic increases in interest rates whereby the future payments due on POs could be repaid much slower than originally anticipated. The extension risks inherent in holding POs, PACs and sequentials was mitigated by purchasing offsetting positions in IOs. During dramatic increases in interest rates, IOs would generate more future payments than originally anticipated.

   The risk inherent in holding IOs is prepayment risk related to dramatic decreases in interest rates whereby future IO cash flows could be much less than originally anticipated and in some cases could be less than the original cost of the IO. The risks inherent in IOs are mitigated by holding offsetting positions in PO's, PACs, and sequentials. During dramatic decreases in interest rates POs, PACs and sequentials would generate future cash flows much quicker than originally anticipated.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   In 1993, due to declining interest rates and prepayments on the underlying pool of mortgages, the amortized cost on IO's was written down by $85.4 million. IO writedowns of $4.7 million, net of $80.7 million allocated to experience-rated contracts, were reflected in 1993 net realized capital gains (losses). In 1994, due to increasing interest rates, unrealized gains on IO's increased from $0.5 million at December 31, 1993 to $17.8 million at December 31, 1994. Conversely, unrealized gains on POs decreased from $36.7 million at December 31, 1993 to $5.3 million at December 31, 1994. 1994 net realized gains (losses) included net gains of $10.0 million as a result of sales of IOs and POs (including amounts allocated to experience-rated contractholders).

   The Company did not use derivative instruments (ie., futures, forward contracts, interest swaps, etc.) for hedging or any other purposes in 1994 or 1993.

   The Company does hold investments in certain debt and equity securities with derivative characteristics (ie., including the fact that their market value is at least partially determined by, among other things, levels of or changes in interest rates, prepayment rates, equity markets or credit ratings/spreads).

   The amortized cost and fair value of these securities, included in the $10.8 billion investment portfolio, as of December 31, 1994 was as follows:

                                                               AMORTIZED   FAIR
                                                                 COST     VALUE
                                                               --------- --------
                                                                   (millions)
         Collateralized mortgage obligations (including
          interest-only and principal-only strips)............ $2,671.0  $2,564.5
         Treasury and agency strips:
           Principal..........................................     20.7      21.6
           Interest...........................................    104.2      90.2
         Mandatorily convertible preferred stock..............     12.1      11.6

   Investments in available for sale equity securities were as follows:

                                                        GROSS      GROSS
                                                      UNREALIZED UNREALIZED  FAIR
                                               COST     GAINS      LOSSES    VALUE
                                              ------- ---------- ---------- -------
                                                           (millions)
      1994
      Equity Securities...................... $ 230.5   $ 6.5       $7.9    $ 229.1
                                              -------   -----       ----    -------
      1993
      Equity Securities...................... $ 160.7   $12.0       $0.1    $ 172.6
                                              -------   -----       ----    -------



            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   At December 31, 1994 and 1993, 91% of outstanding policy loans had fixed interest rates. The fixed interest rates for annuity policy loans ranged from 1% to 3% for individual annuity policies in both 1994 and 1993. The fixed interest rates for individual life policy loans ranged from 5% to 8% in 1994 and 6% to 8% in 1993. The remaining outstanding policy loans had variable interest rates averaging 8% in 1994 and 1993. Investment income from policy loans was $11.5 million, $10.8 million and $9.5 million in 1994, 1993 and 1992, respectively.


   Off-Balance Sheet Financial Instruments

   At December 31, 1993, the Company had $149.0 million in outstanding forward commitments to purchase mortgage-backed securities at a specified future date and at a specified price or yield. These instruments involve elements of market risk whereby future changes in market prices may make a financial instrument less valuable. However, the difference between the fair value at which the commitments can be settled, and the contractual value of these securities, was immaterial at December 31, 1993. There were no outstanding forward commitments at December 31, 1994.

   There were no material concentrations of off-balance sheet financial instruments at December 31, 1994 and 1993.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   3. CAPITAL GAINS AND LOSSES ON INVESTMENT OPERATIONS

   Realized capital gains or losses are the difference between proceeds received from investments sold or prepaid, and amortized cost. Net realized capital gains as reflected in the Consolidated Statements of Income are after deductions for net realized capital gains (losses) allocated to experience- rated contracts of $(29.1) million, $(54.8) million and $36.1 million for the years ended December 31, 1994, 1993, and 1992, respectively. Net realized capital gains (losses) allocated to experience-rated contracts are deferred and subsequently reflected in credited rates on an amortized basis. Net unamortized gains (losses), reflected as a component of Policyholders' Funds Left With the Company, were $(50.7) million and $(16.5) million at the end of December 31, 1994 and 1993, respectively.

   Changes to the mortgage loan valuation reserve and writedowns on debt securities are included in net realized capital gains (losses) and amounted to $1.1 million and $(98.5) million, of which $0.8 million and $(91.5) million were allocable to experience-rated contractholders, for the years ended December 31, 1994 and 1993, respectively. There were no changes to the valuation reserve or writedowns in 1992. The 1993 losses were primarily related to writedowns of interest-only mortgage-backed securities to their fair value.

   Net realized capital gains (losses) on investments, net of amounts allocated to experience-rated contracts, were as follows:

                                                                  1994 1993  1992
                                                                  ---- ----  -----
                                                                    (millions)
      Debt securities............................................ $1.0 $9.6  $12.9
      Equity securities..........................................  0.2   .1    0.5
      Mortgage loans.............................................  0.3 (0.2)   --
                                                                  ---- ----  -----
      Pretax realized capital gains.............................. $1.5 $9.5  $13.4
                                                                  ==== ====  =====
      After-tax realized capital gains........................... $1.0 $6.2  $ 8.8
                                                                  ==== ====  =====

   Gross gains of $26.6 million, $33.3 million and $13.9 million and gross losses of $25.6 million, $23.7 million and $1.0 million were realized from the sales of investments in debt securities in 1994, 1993 and 1992, respectively.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   Changes  in  unrealized   capital  gains  (losses),  excluding  changes  in
   unrealized capital gains (losses) related to experience-rated contracts, for the years ended December 31, were as follows:

                                                             1994     1993  1992
                                                            -------  ------ -----
                                                                 (millions)
      Debt securities...................................... $(242.1) $164.3 $ --
      Equity securities....................................   (13.3)   10.6  (0.1)
      Limited partnership..................................    (1.8)    --    --
                                                            -------  ------ -----
                                                             (257.2)  174.9  (0.1)
      Deferred federal income taxes (See Note 6)...........    46.3    61.2   --
                                                            -------  ------ -----
      Net change in unrealized capital gains (losses)...... $(303.5) $113.7 $(0.1)
                                                            =======  ====== =====

   The net change in unrealized capital gains (losses) on debt securities in 1994 and 1993 resulted from the adoption of FAS No. 115. For the year ended December 31, 1992, debt securities were carried at amortized cost. The unrecorded net appreciation for debt securities carried at amortized cost (including amounts allocable to experience-rated contracts) amounted to $612.4 million at December 31, 1992.

   Net unrealized capital gains (losses) allocable to experience-rated contracts of $(308.6) million and $582.8 million at December 31, 1994 and 1993, respectively, are not included in shareholder's equity. These amounts are reflected on the
   Consolidated Balance Sheet in policyholders' funds left with the Company.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   Shareholder's  equity  included  the  following  unrealized  capital  gains
   (losses),  which   are  net   of  amounts   allocable  to  experience-rated
   contractholders, at December 31:

                                                            1994     1993    1992
                                                           -------  ------  ------
                                                                (millions)
      Debt securities
        Gross unrealized capital gains.................... $  27.4  $164.3  $  --
        Gross unrealized capital losses...................  (105.2)    --      --
                                                           -------  ------  ------
                                                             (77.8)  164.3     --
      Equity securities
        Gross unrealized capital gains....................     6.5    12.0     2.0
        Gross unrealized capital losses...................    (7.9)   (0.1)   (0.7)
                                                           -------  ------  ------
                                                              (1.4)   11.9     1.3
      Limited Partnership
        Gross unrealized capital gains....................     --      --      --
        Gross unrealized capital losses...................    (1.8)    --      --
                                                           -------  ------  ------
                                                              (1.8)    --      --
      Deferred federal income taxes (See Note 6)..........   108.0    61.7     0.5
                                                           -------  ------  ------
      Net unrealized capital gains (losses)............... $(189.0) $114.5  $  0.8
                                                           =======  ======  ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   4. NET INVESTMENT INCOME

   Sources of net investment income were as follows:

                                                         1994    1993    1992
                                                        ------  ------  ------
                                                             (millions)
      Debt securities.................................. $823.9  $828.0  $763.7
      Preferred stock..................................    3.9     2.3     2.8
      Investment in affiliated mutual funds............    5.2     2.9     3.2
      Mortgage loans...................................    1.4     1.5     1.8
      Policy loans.....................................   11.5    10.8     9.5
      Reinsurance loan to affiliate....................   51.5    53.3    56.7
      Cash equivalents.................................   29.5    16.8    16.6
      Other............................................    6.7     7.7     6.4
                                                        ------  ------  ------
      Gross investment income..........................  933.6   923.3   860.7
      Less investment expenses.........................  (16.4)  (11.4)  (12.6)
                                                        ------  ------  ------
      Net investment income............................ $917.2  $911.9  $848.1
                                                        ======  ======  ======

   Net investment income includes amounts allocable to experience-rated contractholders of $677.1 million, $661.3 million and $604.0 million for the years ended December 31, 1994, 1993 and 1992, respectively. Interest credited to contractholders is included in Current and Future Benefits.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   5. DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

   The amount of dividends that may be paid to the shareholder in 1995 without prior approval by the Insurance Commissioner of the State of Connecticut is $70.9 million.

   The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's equity those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $70.9 million, $77.6 million and $62.5 million for the years ended December 31, 1994, 1993 and 1992, respectively. Statutory shareholder's equity was $615.0 million and $574.4 million as of December 31, 1994 and 1993, respectively.

   As of December 31, 1994, the Company does not utilize any statutory accounting practices which are not prescribed by insurance regulators that, individually or in the aggregate, materially affect statutory shareholder's equity.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   6. FEDERAL INCOME TAXES

   The Company is included in the consolidated federal income tax return of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated return.

   As discussed in Note 1, the Company adopted FAS No. 109 as of January 1, 1992 resulting in a cumulative effect benefit of $22.8 million.

   In August 1993, the Omnibus Budget Reconciliation Act of 1993 (OBRA) was enacted which resulted in an increase in the federal corporate tax rate from 34% to 35% retroactive to January 1, 1993. The enactment of OBRA resulted in an increase in the deferred tax liability of $3.4 million at date of enactment, which is included in the 1993 deferred tax expense.

   Components of income tax expense (benefits) were as follows:

                                                             1994    1993    1992
                                                            ------  ------  ------
                                                                 (millions)
      Current taxes (benefits):
        Income from operations............................. $ 78.7  $ 87.1  $ 68.0
        Net realized capital gains.........................  (33.2)   18.1    18.1
                                                            ------  ------  ------
                                                              45.5   105.2    86.1
                                                            ------  ------  ------
      Deferred taxes (benefits):
        Income from operations.............................   (8.0)  (14.2)  (17.7)
        Net realized capital gains.........................   33.7   (14.8)  (13.5)
                                                            ------  ------  ------
                                                              25.7   (29.0)  (31.2)
                                                            ------  ------  ------
          Total............................................ $ 71.2  $ 76.2  $ 54.9
                                                            ======  ======  ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   Income tax expense was different from the amount computed by applying the federal income tax rate to income before federal income taxes for the following reasons:

                                                             1994    1993    1992
                                                            ------  ------  ------
                                                                 (millions)
      Income before federal income taxes................... $216.5  $219.1  $168.1
      Tax rate.............................................     35%     35%     34%
                                                            ------  ------  ------
      Application of the tax rate..........................   75.8    76.7    57.2
                                                            ------  ------  ------
      Tax effect of:
        Excludable dividends...............................   (8.6)   (8.7)   (6.4)
        Tax reserve adjustments............................    2.9     4.7     5.1
        Reinsurance transaction............................    1.9    (0.2)   (0.5)
        Tax rate change on deferred liabilities............    --      3.7     --
        Other, net.........................................   (0.8)    --     (0.5)
                                                            ------  ------  ------
          Income tax expense............................... $ 71.2  $ 76.2  $ 54.9
                                                            ======  ======  ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities under FAS No. 109 at December 31, 1994 and 1993 are presented below:

                                                                       1994   1993
                                                                      ------ ------
                                                                       (millions)
      Deferred tax assets:
        Insurance reserves........................................... $211.5 $195.4
        Net unrealized capital losses................................  136.3    --
        Investment losses not currently deductible...................   15.5   31.2
        Postretirement benefits other than pensions..................    8.4    8.6
        Impairment reserves..........................................    --     7.9
        Other........................................................   28.3   19.3
                                                                      ------ ------
          Total gross assets.........................................  400.0  262.4
      Less valuation allowance.......................................  136.3    --
                                                                      ------ ------
        Deferred tax assets net of valuation.........................  263.7  262.4
      Deferred tax liabilities:
        Deferred policy acquisition costs............................  385.2  355.2
        Unrealized losses allocable to experience-rated contracts....  108.0    --
        Market discount..............................................    3.6    5.4
        Net unrealized capital gains.................................    --    61.7
        Other........................................................    0.4    1.6
                                                                      ------ ------
          Total gross liabilities....................................  497.2  423.9
                                                                      ------ ------
          Net deferred tax liability................................. $233.5 $161.5
                                                                      ====== ======

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. At December 31, 1994, $81.0 million of net unrealized capital losses were reflected in shareholder's equity without deferred tax benefits. For federal income tax purposes, capital losses are deductible only against capital gains in the year of sale or during the carryback and carryforward periods (three and five years, respectively). Due to the expected full utilization of capital gains in the carryback period and the uncertainty of future capital gains, a valuation allowance of $28.3 million related to the net unrealized capital losses has been reflected in shareholder's equity. In addition, $308.6 million of net unrealized capital losses related to experience-rated contracts are not reflected in shareholder's equity since such losses, if realized, are allocable to contractholders. However, the potential loss of tax benefits on such losses is the risk of the Company and therefore would adversely affect the Company rather than the contractholder. Accordingly, an additional valuation allowance of $108.0 million has been reflected in shareholder's equity as of December 31, 1994. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. Non-recognition of the deferred tax benefits on net unrealized losses


            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   described above had no impact on net income for 1994, but has the potential to adversely affect future results if such losses are realized.

   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1994. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

   The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1986. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has commenced its examinations for the years 1987 through 1990.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   7. BENEFIT PLANS

   Employee Pension Plans -- The Company, in conjunction with Aetna, has non-contributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over sixty consecutive months of highest earnings in a 120 month period). Contributions are determined using the Entry Age Normal Cost Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are currently deductible for tax reporting purposes. The accumulated benefit obligation and plan assets are recorded by Aetna. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1992 through 1994, and therefore, no expense has been recorded by the Company.

   Agent Pension Plans -- The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1992 through 1994, and therefore, no expense has been recorded by the Company.

   Employee Postretirement Benefits -- In addition to providing pension benefits, Aetna also provides certain postretirement health care and life insurance benefits, subject to certain caps, for retired employees. Medical and dental benefits are offered to all full-time employees retiring at age 50 with at least 15 years of service or at age 65 with at least 10 years of service. Retirees are required to contribute to the plans based on their years of service with Aetna.

   Aetna implemented FAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions in 1992 on the immediate recognition basis.
   The cumulative effect charge for all Aetna employees was reflected in Aetna's 1992 Statement of Income. Prior to the adoption of FAS No. 106, the cost of postretirement benefits was charged to operations as payments were made. The accumulated benefit obligation and plan assets are recorded by Aetna. Accumulated postretirement benefits exceed plan assets.

   The cost to the Company associated with the Aetna postretirement plans for 1994, 1993 and 1992 were $1.0 million, $0.8 million and $0.8 million, respectively.

   Agent Postretirement Benefits -- The Company, in conjunction with Aetna, also provides certain postemployment health care and life insurance benefits for certain agents. The impact of recognizing the liability for agent costs was a cumulative effect adjustment of $13.2 million (net of deferred taxes of $6.8 million) and is reported in the 1992 Consolidated Statement of Income.

   The cost to the Company associated to the agents' postretirement plans for 1994, 1993 and 1992 were $0.7 million, $0.6 million and $0.7 million, respectively.

   Incentive Savings Plan -- Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $3.3 million, $3.1 million and $2.8 million in 1994, 1993 and 1992, respectively.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   Stock Plans -- Aetna has a stock incentive plan that provides for stock options and deferred contingent common stock or cash awards to certain key employees. Aetna also has a stock option plan under which executive and middle management employees of Aetna may be granted options to purchase common stock of Aetna at the market price on the date of grant or, in connection with certain business combinations, may be granted options to purchase common stock on different terms. The cost to the Company associated to the Aetna stock plans for 1994 and 1993 was $2.3 million, $0.4 million, respectively. The cost for 1992 was immaterial.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   8. RELATED PARTY TRANSACTIONS

   The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .70% to 1.80% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to 1.00% of their average daily net assets. The advisory agreements also call for the variable funds to pay their own administrative expenses and for The Aetna Series Fund to pay certain administrative expenses. The Company also receives fees (expressed as a percentage of the average daily net assets) from The Aetna Series Fund for providing administration shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $104.6 million, $93.6 million and $80.5 million in 1994, 1993 and 1992, respectively. The Company may waive advisory fees at its discretion.

   The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

   Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non- participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $690.3 million and $711.0 million as of December 31, 1994 and 1993, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $630.3 million and $685.8 million as of December 31, 1994 and 1993, respectively, and is based upon the fair value of the underlying assets. Premiums of $32.8 million, $33.3 million and $36.8 million and current and future benefits of $43.8 million, $55.4 million and $47.2 million were assumed in 1994, 1993 and 1992, respectively.

   Investment income of $51.5 million, $53.3 million and $56.7 million was generated from the reinsurance loan to affiliate in 1994, 1993 and 1992, respectively. Net income of approximately $25.1 million, $13.6 million and $21.7 million resulted from this agreement in 1994, 1993 and 1992, respectively.

   On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $24.2 million and $27.8 million were maintained for this contract as of December 31, 1994 and 1993, respectively.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement for 1994, 1993 and 1992 were immaterial.

   Effective December 31, 1992, the Company entered into an assumption reinsurance agreement with Aetna Life to reinsure a block of approximately 3,500 life contingent, period certain and deferred lump sum annuities (totaling $175.5 million in premium) issued by the Company to Aetna Casualty to fund its obligations under structured settlement agreements. The negotiated price recognized the sale of future profits and included consideration to ALIAC for the continued administration of the reinsured contracts on behalf of, and in the name of, Aetna Life.

   The Company received no capital contributions in 1994, 1993 or 1992.

   Premiums due and other receivables include $27.6 million and $9.8 million due from affiliates in 1994 and 1993, respectively. Other liabilities include $27.9 million and $26.1 million due to affiliates for 1994 and 1993, respectively.

   Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   9. REINSURANCE

   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

   The   following  table  includes  premium   amounts  ceded/assumed  to/from
   affiliated companies as discussed in Note 8 above.

                                                       CEDED TO   ASSUMED
                                                DIRECT   OTHER   FROM OTHER  NET
                                                AMOUNT COMPANIES COMPANIES  AMOUNT
                                                ------ --------- ---------- ------
                                                            (millions)
   1994
   Premiums:
     Life Insurance............................ $ 25.8   $ 6.0     $32.8    $ 52.6
     Accident and Health Insurance.............   10.8     9.3       --        1.5
     Annuities.................................   69.9     --        0.2      70.1
                                                ------   -----     -----    ------
       Total earned premiums................... $106.5   $15.3     $33.0    $124.2
                                                ======   =====     =====    ======
   1993
   Premiums:
     Life Insurance............................ $ 20.9   $ 5.6     $33.3    $ 48.6
     Accident and Health Insurance.............   14.4    12.9       --        1.5
     Annuities.................................   31.3     --        0.7      32.0
                                                ------   -----     -----    ------
       Total earned premiums................... $ 66.6   $18.5     $34.0    $ 82.1
                                                ======   =====     =====    ======
   1992
   Premiums:
     Life Insurance............................ $ 20.8   $ 5.2     $36.8    $ 52.4
     Accident and Health Insurance.............   15.1    13.7       --        1.4
     Annuities.................................   18.4     --        0.3      18.7
                                                ------   -----     -----    ------
       Total earned premiums................... $ 54.3   $18.9     $37.1    $ 72.5
                                                ======   =====     =====    ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   10. FINANCIAL INSTRUMENTS

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 1994 and 1993 were as follows:

                                                   1994                1993
                                            ------------------- -------------------
                                            CARRYING    FAIR    CARRYING    FAIR
                                              VALUE     VALUE     VALUE     VALUE
                                            --------- --------- --------- ---------
                                                          (millions)
   Assets:
     Cash and cash equivalents............. $   623.3 $   623.3 $   536.1 $   536.1
     Short-term investments................      98.0      98.0      22.6      22.6
     Debt securities.......................  10,191.4  10,191.4  10,531.0  10,531.0
     Equity securities.....................     229.1     229.1     172.6     172.6
     Limited partnership...................      24.4      24.4       --        --
     Mortgage loans........................       9.9       9.9      10.1      10.1
   Liabilities:
     Investment contract liabilities:
       With a fixed maturity...............     826.7     833.5     733.3     795.6
       Without a fixed maturity............   8,074.9   7,870.4   8,196.4   8,099.3

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate and liquidity risk, the fair values of all assets and liabilities should be taken into consideration, not only those above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

   Short-term instruments: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices are not available, the carrying amounts reported in the Consolidated Balance Sheets approximates fair value. Short-term instruments have a maturity date of one year or less and include cash and cash equivalents, and short-term investments.

   Debt and equity securities: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair value is estimated by using quoted market prices for similar securities or discounted cash flow methods.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   Mortgage loans: Fair value is estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans. The fair value estimate of mortgage loans of lower quality, including problem and restructured loans, is based on the estimated fair value of the underlying collateral.

   Investment contract liabilities (included in Policyholders' Funds Left With the Company): With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


   11. SEGMENT INFORMATION

   Effective December 31, 1994, the Company's operations, which previously were reported in total, will now be reported through two major business segments: Life Insurance and Financial Services. The Life Insurance segment markets most types of life insurance including universal life, interest-sensitive whole life, and term insurance. These products are offered primarily to individuals, small businesses, employer-sponsored groups and executives of Fortune 2000 companies. The Financial Services segment markets and services individual and group annuity contracts which offer a variety of funding and distribution options for personal and employer-sponsored retirement plans that qualify for tax deferral under sections 401(k) for corporations, 403(b) for hospitals and educational institutions, 408 for individual retirement accounts, and 457 for state and local governments and tax exempt healthcare organizations (the "deferred compensation market"), of the Internal Revenue Code. These contracts may be immediate or deferred. These products are offered primarily to individuals, pension plans, small businesses and employer-sponsored groups.

   Summarized financial information for the Company's principal operations was as follows:

                                                       1994      1993      1992
                                                     --------- --------- ---------
                                                              (millions)
   Revenue:
     Life insurance................................. $   386.1 $   371.7 $   363.6
     Financial services.............................     946.1     892.8     812.5
                                                     --------- --------- ---------
       Total revenue................................ $ 1,332.2 $ 1,264.5 $ 1,176.1
                                                     ========= ========= =========
   Income from continuing operations before income
    taxes and cumulative effect adjustments:
     Life insurance................................. $    96.8 $    98.0 $    74.6
     Financial services.............................     119.7     121.1      93.5
                                                     --------- --------- ---------
       Total income from continuing operations be-
        fore income taxes and cumulative effect ad-
        justments................................... $   216.5 $   219.1 $   168.1
   Net income:
     Life insurance................................. $    59.8 $    56.1 $    45.6
     Financial services.............................      85.5      86.8      67.6
                                                     --------- --------- ---------
       Income before cumulative effect adjustments.. $   145.3 $   142.9 $   113.2
                                                     --------- --------- ---------
       Cumulative effect adjustments................       --        --        9.6
                                                     --------- --------- ---------
   Net income....................................... $   145.3 $   142.9 $   122.8
                                                     ========= ========= =========





            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                       1994      1993      1992
                                                     --------- --------- ---------
                                                              (millions)
   Assets under management, at fair value:
     Life insurance................................. $ 2,175.2 $ 2,180.1 $ 1,973.1
     Financial services.............................  17,791.9  16,600.5  13,644.3
                                                     --------- --------- ---------
       Total assets under management................ $19,967.1 $18,780.6 $15,617.4
                                                     ========= ========= =========